UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LIGHTPATH TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LightPath Technologies, Inc.

Annual Meeting of Stockholders

November 16, 2023

Notice and Proxy Statement

_____________________________

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Thursday, November 16, 2023

Dear Fellow LightPath Stockholders:	September 25, 2023

It is our pleasure to invite you to this year’s Annual Meeting of the Stockholders of LightPath Technologies, Inc. (the “Annual Meeting”). The Annual Meeting will be held on Thursday, November 16, 2023, at 11:00 a.m. EST in a virtual meeting format only. There will be no physical location for stockholders to attend the Annual Meeting. Stockholders will be able to listen, vote, and submit questions, regardless of their physical location, via the internet at http://www.viewproxy.com/LightPath/2023/vm by using the virtual control number included in your notice regarding the availability of proxy materials, proxy card (printed in the box and marked by the arrow) and the instructions that accompanied your proxy materials. If you plan to participate in the virtual Annual Meeting, please see the Instructions for the Virtual Annual Meeting section in the attached Proxy Statement. The purpose of the Annual Meeting is to vote on the following:

1.	To elect two Class III Directors to our Company’s Board of Directors to hold office until the fiscal year 2027 Annual Meeting of Stockholders;

2.

To approve the amendment of the LightPath Technologies, Inc. Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000;

3.

To hold a stockholder advisory vote on the compensation of our named executive officers disclosed in this Proxy Statement under the section titled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K (the “say-on-pay vote”);

4.	To hold a stockholder advisory vote on the frequency of stockholder advisory votes to approve the compensation of our named executive officers (a “say on frequency” vote);

5.	To ratify the appointment of MSL, P.A. (“MSL”), as our independent registered public accounting firm for the fiscal year ending June 30, 2024; and

6.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

You will also have the opportunity to hear what has happened in our business in the past year and to ask questions.

Only stockholders of record at the close of business on September 20, 2023, will be entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. The enclosed Notice and Proxy Statement contain details concerning the foregoing items and any other business to be conducted at the Annual Meeting, as well as information on how to vote your shares. Other detailed information about us and our operations, including our audited consolidated financial statements, are included in our fiscal year 2023 Annual Report on Form 10-K (the “Annual Report”), a copy of which is enclosed. We urge you to read and consider these documents carefully.

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Your vote is very important. Whether or not you expect to participate in the Annual Meeting, we urge you to cast your vote and submit your proxy in advance of the Annual Meeting. Unless you plan to vote at the Annual Meeting, your vote must be received by 11:59 pm EST, on November 15, 2023. You can vote by internet, telephone, or mail as follows:

By Internet Visit www.AALvote.com/LPTH	By Phone Call the telephone number on your proxy card, voting instruction form, or notice	By Mail Sign, date, and return the enclosed proxy card or voting instruction form

If you have any questions or require any assistance with voting your shares, please contact Albert Miranda at 1-800-472-3486 ext. 362, or amiranda@lightpath.com.  Thank you for your continued support of LightPath Technologies, Inc.

Sincerely,

/s/ Shmuel Rubin
Shmuel Rubin President & Chief Executive Officer, Director

/s/ M. Scott Faris
M. Scott Faris Chair of the Board

2603 Challenger Tech Court, Suite 100 * Orlando, Florida USA 32826 * 407-382-4003

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PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

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LIGHTPATH TECHNOLOGIES, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held at 11:00 a.m. EST on November 16, 2023

This Proxy Statement, and the enclosed proxy card, is solicited by the Board of Directors (the “Board”) of LightPath Technologies, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held Thursday, November 16, 2023, at 11:00 a.m. EST, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.  The Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast to enable our stockholders to participate from anywhere. You will be able to virtually attend the Annual Meeting by registering at http://viewproxy.com/LightPath/2023/vm. We request that registrations be completed by 11:59 p.m. EST on November 14, 2023.

References in this Proxy Statement to “LightPath,” “we,” “us,” “our,” or the “Company” refers to LightPath Technologies, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 16, 2023.

This Proxy Statement, the enclosed proxy card, and the Annual Report for the fiscal year ended on June 30, 2023, are all available on our website at www.lightpath.com.  With respect to the Annual Meeting and all of our future stockholder meetings, please contact Albert Miranda at 1-800-472-3486 ext. 362, or amiranda@lightpath.com, to request a copy of the proxy statement, annual report, or proxy card, or to obtain information regarding such meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices for at least ten days prior to the Annual Meeting and at the Annual Meeting. A stockholder may examine the list for any legally valid purpose related to the Annual Meeting.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on or that can be accessed through our website is not intended to be incorporated by reference into this Proxy Statement.

QUESTIONS AND ANSWERS

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own and are entitled to vote. The person you designate is your “proxy,” and, by submitting a proxy card, you give the proxy the authority to vote your shares. The proxy card that is solicited by the Board of Directors designates M. Scott Faris, Chair of the Board, as proxy for the Annual Meeting.

Why am I receiving these materials?

You are receiving this Proxy Statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the Annual Meeting for the purposes set forth herein.  This Proxy Statement provides you with information on the matters to be voted on at the Annual Meeting as well as instructions on how to vote.

We intend to mail this Proxy Statement and accompanying proxy card on or about October 5, 2023, to all stockholders of record entitled to vote at the Annual Meeting.

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Who can vote at the Annual Meeting?

You can vote if, as of the close of business on September 20, 2023 (the “Record Date”), you were a stockholder of record of the Company’s Class A common stock, par value $0.01 per share (the “Class A common stock”), our only class of capital stock issued and outstanding.  On the Record Date, there were 37,455,438 shares of Class A common stock issued and outstanding.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Annual Meeting or vote by proxy. Whether or not you plan to participate in the virtual Annual Meeting, we urge you to vote by written proxy, telephone, or the Internet prior to the Annual Meeting to ensure your vote is counted. Even if you vote by proxy, you may still vote at the virtual Annual Meeting. In order to virtually attend the Annual Meeting, you must register at http://viewproxy.com/LightPath/2023/vm using the virtual control number included on your proxy card. We request that all registrations be completed by 11:59 p.m. EST on November 14, 2023.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. If you do not direct your broker how to vote your shares, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (resulting in a “broker non-vote”). The ratification of the appointment of our independent registered public accounting firm under Proposal 5 is a “discretionary” matter. The election of directors under Proposal 1, the amendment to the Plan under Proposal 2, the advisory say-on-pay vote under Proposal 3, and the advisory say-on-frequency vote under Proposal 4 are “non-discretionary” items.

You are also invited to virtually participate in the Annual Meeting. However, since you are not the stockholder of record, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares during the meeting) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at http://www.viewproxy.com/LightPath/2023.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Class A common stock you owned as of the Record Date.

What am I voting on?

The following matters are scheduled for the Annual Meeting: (i) the election of two Class III Directors to our Board of Directors; (ii) the approval of an amendment to the LightPath Technologies, Inc. Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock; (iii) an advisory say-on-pay vote; (iv) an advisory say-on-frequency vote; and (v) the ratification of the selection of MSL as our independent registered public accounting firm. A vote may also be held on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof, although there is no other business anticipated to come before the Annual Meeting.

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What are my voting choices for each of the items to be voted on at the Annual Meeting?

Proposal	Board Recommendation	Voting Choices		Vote Required for Adoption	Effect of Abstentions	Effect of Broker Non-Votes
1 – Election of two Class III Director Nominees	FOR each nominee	•	Vote “For” any or all of the nominees listed	Plurality of the votes of the shares present in person or by proxy and entitled to vote at the Annual Meeting	No effect	No effect
		•	Vote “Withhold” to withhold your vote for any or all of the nominees listed[1]

2 – Approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock	FOR	•	Vote “For” the approval of an amendment to the Plan to increase the shares available for future grants under the Plan	Plurality of the votes of the shares present in person or by proxy and entitled to vote at the Annual Meeting	Treated as votes against proposal	No effect
		•	Vote “Against” the approval of an amendment to the Plan to increase the shares available for future grants under the Plan
		•	Abstain from voting on this proposal

3 – Approval of the compensation of our named executive officers	FOR	•	Vote “For” the approval of the compensation of our named executive officers	Approved, on a non-binding advisory basis, if a majority of the shares present in person or represented by proxy and entitled to vote support the proposal	Treated as votes against proposal	No effect
		•	Vote “Against” the approval of the compensation of our named executive officers
		•	Abstain from voting on this proposal

4 – Determine the frequency of our say-on-pay vote		•	Vote “Every 1 year” to hold the say-on-pay vote annually	Plurality of the votes of the shares present in person or by proxy and entitled to vote at the Annual Meeting	No effect	No effect
		•	Vote “Every 2 years” to hold the say-on-pay vote every two years
		•	Vote “Every 3 years” to hold the say-on-pay vote every three years
		•	Abstain from voting on this item
		•	The Board recommends voting “Every 1 year” to hold the say-on-pay vote every year.

5 – Ratification of the appointment of MSL as our independent registered public accounting firm	FOR	•	Vote “For” the ratification of the appointment	Approved, on a non-binding advisory basis, if a majority of the shares present in person or represented by proxy and entitled to vote support the proposal	Treated as votes against proposal	Brokers have discretion to vote
		•	Vote “Against” the ratification of the appointment
		•	Abstain from voting on this proposal

________________

1 “Withhold” votes have no effect on Proposal 1 because under plurality voting rules the two director nominees receiving the highest number of “For” votes will be elected.

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Instructions for the Virtual Annual Meeting

Participating in the Virtual Annual Meeting

The Annual Meeting will be virtual.  There will be no physical meeting location.  A virtual meeting format offers the same participation opportunities as those opportunities available to stockholders at in-person meetings.  Stockholders will be able to listen, vote, and submit questions.  To participate in the Annual Meeting, you must register at http://www.viewproxy.com/LightPath/2023/vm. We request that registrations be completed by 11:59 p.m. EST on November 14, 2023, using your desktop or mobile device and entering the virtual control number on your proxy card.   If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares during the meeting) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at http://www.viewproxy.com/LightPath/2023.

On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the event password you received via email in your registration confirmation at http://www.viewproxy.com/LightPath/2023/vm.

The Annual Meeting will begin promptly at 11:00 a.m. EST on November 16, 2023.  We encourage you to access the virtual meeting website prior to the start time. Online check-in will begin 30 minutes prior to the start of the Annual Meeting.  You should allow ample time to ensure your ability to access the meeting.

We will hold our question and answer session with management immediately following the conclusion of the Annual Meeting.  You may submit a question in advance of the Annual Meeting during the registration process by visiting http://viewproxy.com/LightPath/2023. You may also submit a question at any time during the Annual Meeting by typing the questions into the questions box on the screen once the virtual meeting starts.  The Chair of the Annual Meeting has broad authority to conduct the meeting in an orderly manner.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting website during the check-in time or during the Annual Meeting?

Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website.  If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, send an email to VirtualMeeting@viewproxy.com or call (866) 612-8937 for assistance.

How do I vote?

Stockholder of Record:  Shares Registered in Your Name

If you are a stockholder of record, you may vote using the following methods:

•	By Internet or Telephone. To vote by proxy via the Internet, simply follow the instructions described on the notice or proxy card. To vote by proxy via the telephone within the United States and Canada, use the toll-free number on the notice or proxy card.

•	By Mail. To vote by mail using the proxy card, simply complete, sign, and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

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Whether or not you plan to participate in the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still participate in the virtual Annual Meeting and vote electronically if you have already voted by proxy.

Beneficial Owner:  Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you can vote as follows:

•	By Internet or Telephone. You may vote through the Internet or by telephone only if your broker, bank, or other agent makes these methods available, in which case the instructions will be included with the proxy materials. If you want to vote electronically at the virtual Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent, follow the instructions from your broker, bank, or agent included with these proxy materials, or contact your broker, bank, or other agent to request a proxy form.

•	By Mail. You should have received a proxy card and voting instructions with these proxy materials from the broker, bank, or other agent holding your shares rather than from us. To vote by mail, simply complete and mail the proxy card or voting instruction form to ensure that your vote is counted.

What if I am a stockholder of record and return a proxy card but do not make specific choices?

You should specify your choice for each matter on the proxy card. If you return a signed and dated proxy card without marking any voting selections, your shares will be voted as follows:

•	FOR the Class III Director nominees listed under Proposal 1;

•	FOR the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock under Proposal 2;

•	FOR the compensation of our named executive officers under Proposal 3;

•	FOR “Every 1 year” for approval of the frequency of stockholder advisory votes to approve the compensation of our named executive officers under Proposal 4; and

•	FOR the ratification of MSL as our independent registered public accounting firm under Proposal 5.

If any other matter is properly presented at the meeting, your proxy (the individual named on your proxy card) will vote your shares using his or her best judgment.

What if I am a beneficial owner and do not give voting instructions to my broker?

If you fail to complete a proxy card or provide your broker with voting instructions at least ten days before the meeting, your broker will be unable to vote on the non-discretionary matters. Your broker may use his or her discretion to cast a vote on any other routine or discretionary matter.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers, and employees may also solicit proxies by mail, in person, by telephone, or by other means of communication. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

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What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

What is “householding”?

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means convenience for security holders and cost savings for companies.

A number of brokers with account holders who are LightPath stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker and also notify us by sending your written request to Investor Relations, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 or by calling Investor Relations at 407-382-4003, ext. 362. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should also contact their broker and notify us in writing or by telephone.

Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy by:

•	submitting a new proxy with a later date;

•	sending written notice of revocation to our Corporate Secretary at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 in time for her to receive it before the Annual Meeting; or

•	voting electronically at the Annual Meeting. Simply participating virtually at the Annual Meeting will not, by itself, revoke your proxy.

Who will count votes?

Votes will be counted by the inspector of elections appointed for the Annual Meeting. The inspector of elections will also determine the number of shares outstanding, the voting power of each, the number of shares represented at the Annual Meeting, the existence of a quorum, and whether or not the proxies and ballots are valid and effective.

What is the quorum requirement?

A majority of the issued and outstanding shares of common stock entitled to vote must be present at the Annual Meeting (in person or represented by proxy) in order for us to hold the Annual Meeting and conduct business. This is called a quorum. On the Record Date, there were 37,455,438 outstanding shares of Class A common stock (including all restricted stock awards at such date) entitled to vote. Thus, 18,727,719 shares must be present at the Annual Meeting (in person or represented by proxy) to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy or vote electronically at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares entitled to vote and present at the Annual Meeting (virtually or represented by proxy) may adjourn the meeting to another date.

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How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will report the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following such results becoming final.

When are stockholder proposals for the fiscal year 2024 Annual Meeting due?

Stockholders interested in presenting a proposal to be considered for inclusion in next year’s proxy statement and form of proxy may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and our Bylaws. To be considered for inclusion, stockholder proposals must be submitted in writing to the Corporate Secretary, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 before June 8, 2024, which is 120 calendar days prior to the anniversary of the mailing date of this Proxy Statement and must be in compliance with all applicable laws and regulations.

If a stockholder wishes to present a proposal at the fiscal year 2024 annual meeting of stockholders, but the proposal is not intended to be included in the Company’s proxy statement relating to the meeting, or nominate a director for election at the fiscal year 2025 annual meeting of stockholders, the stockholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with our Bylaws (the “Bylaw Deadline”). Under our Bylaws, in order for a proposal to be timely, it must be received by us no earlier than 120 days prior to the anniversary of the 2024 annual meeting of stockholders, or July 19, 2024, and no later than 90 days prior to the anniversary date of the 2024 annual meeting of stockholders, or August 18, 2024. If a stockholder gives notice of such a proposal after the Bylaw Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting or nominate a director for election at the meeting. Finally, the deadline for providing notice to the Company under Rule 14a-19, the SEC’s universal proxy rule, of a stockholder’s intent to solicit proxies in support of nominees submitted under the Company’s advance notice bylaws for our 2025 annual meeting of stockholders is August 18, 2024.

If a stockholder fails to meet these deadlines or fails to satisfy the requirements of SEC Rule 14a-4, the persons named as proxies will be allowed to use their discretionary voting authority to vote on any such proposal or nomination as they determine appropriate if and when the matter is raised at the fiscal year 2025 annual meeting of stockholders.

How do I get a copy of the exhibits filed with our Annual Report?

A copy of our Annual Report for the fiscal year ended June 30, 2023, and consolidated financial statements, were provided to you with this Proxy Statement. We will provide copies of the exhibits filed with our Annual Report upon written request if you are a stockholder as of the Record Date. Requests for such copies should be directed to Investor Relations at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. In addition, copies of all of our electronically filed exhibits may be reviewed and printed from the SEC website at http://www.sec.gov.

PROPOSAL 1 – ELECTION OF DIRECTORS

What Am I Voting On?

Stockholders are being asked to elect two Class III Directors: Ms. Kim Crider and Mr. Shmuel Rubin, to serve for a term ending at the third successive annual meeting of stockholders following this Annual Meeting, or until their successors have been duly elected and qualified. Mr. Rubin is our Chief Executive Officer and a current member of the Board. Ms. Crider is a new nominee approved by the Company's Nominating Committee and the Board.

If any of the nominees becomes unable or unwilling to serve as a director before the Annual Meeting, an event which is not presently anticipated, the individual named as proxy on the proxy card may exercise discretionary authority to vote for substitute nominees proposed by the Board, or, if no substitute is selected by the Board prior to or at the Annual Meeting, for a motion to reduce the present membership of the Board to the number of nominees available.

Voting Recommendation

FOR the election of each Class III Director nominee.

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Board and Committee Composition

Currently, we have six directors with each director serving until his or her successor is elected and qualified. Our Board is divided into three classes, denoted as Class I, Class II, and Class III, serving staggered three-year terms with one class elected at the annual meeting of stockholders. The Class II Directors’ term expires at the annual meeting of stockholders proposed to be held in fiscal year 2025. The Class I Directors’ term expires at the annual meeting of stockholders proposed to be held in fiscal year 2026.

The table below lists each current director, each such director’s committee memberships as of June 30, 2023, the Chair of each Board committee, and each such director’s class.

Name	Class	Audit	Compensation	Finance	Nominating & Corporate Governance

Dr. Joseph Menaker	I
Darcie Peck	I
M. Scott Faris, Chair	II
S. Eric Creviston	II
Louis Leeburg	III
Shmuel Rubin	III

Committee Chair:	Leeburg	Faris	Creviston	Faris

Biographical and Related Information – Director Nominees, Continuing Directors, and Executive Officers

The following is an overview of the biographical information for each of our director nominees, continuing directors, and executive officers, including their age, the year they became directors or officers, their principal occupations or employment for at least the past five years, and certain of their other directorships.

Mr. Leeburg, who has served as a director since May 1996, is not eligible for reelection at the Annual Meeting under the director age limit set forth in the Company’s Bylaws. Accordingly, Mr. Leeburg has not been renominated and, effective as of the Annual Meeting, will be retiring as a director.

Nominees for Class III Directors

Kim Crider, 59 Director Nominee

Ms. Crider is a highly experienced executive and has served as a director on boards for both private and public companies. She has held executive leadership positions in several multi-billion-dollar enterprises over the past 10 years, with deep expertise in aerospace, cybersecurity, data/AI and information technology. Ms. Crider presently has served as a member of the Board of Directors for the National Cybersecurity Center since July 2021, and for the Catalyst Campus for Technology & Innovation since January 2022. She also serves as a Board Advisor for Aalyria Technologies, Inc. a position she has held since January 2022. Ms. Crider served as a member of the Board of Directors of Virgin Orbit National Systems, LLC from April 2022 to August 2023. Ms. Crider is a founding partner and since its inception in May 2023, has served as the Co-Chief Executive Officer of Elara Nova Space Consultancy, LLC, a premier global advisory firm focused on the space sector. From 2016 to 2021, she was President of Kim Crider & Associates, LLC and Leadership Matters, LLC, specialized consulting firms providing executive consulting and coaching services to CEOs, CIOs, CTOs and other C-Suite leaders across industry sectors. A retired Major General in the United States Air Force, after serving in progressive leadership roles from 1986-2019, she also served as the first Chief Technology and Innovation Officer for the United States Space Force, Pentagon Washington D.C. from 2019 to 2021. Ms. Crider earned a Bachelor of Science degree in Electrical Engineering from Duke University in North Carolina, a Master of Business Administration degree from Western New England College in Massachusetts, a Master of Science in Military Studies from Air Command and Staff College in Alabama, a Master of Science in National Resource Strategy from National Defense University in Washington, D.C., and a Graduate Certificate in Organizational Behavior from Harvard University in Massachusetts. Ms. Crider’s expertise in corporate accountability, compliance, special security agreements, CEO transition/succession planning, cybersecurity risk management and oversight, uniquely qualifies her for service as one of our directors.

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Shmuel Rubin, 49 President & Chief Executive Officer, Director

Mr. Rubin has served as our President, Chief Executive Officer, and as a Director since March 2020.  Mr. Rubin is also Chief Executive Officer and a director of LightPath Optical Instrumentation (Shanghai) Co., Ltd. (“LPOI”), our wholly-owned subsidiary located in Jiading, People’s Republic of China, LightPath Optical Instrumentation (Zhenjiang) Co., Ltd. (“LPOIZ”), our wholly-owned subsidiary located in the New City District, of the Jiangsu province of the People’s Republic of China, ISP Optics Corporation (“ISP”), our wholly-owned subsidiary, located in Orlando, Florida, and ISP Optics Latvia SIA (“ISP Latvia”), our wholly-owned subsidiary located in Riga, Latvia.

Prior to joining us, Mr. Rubin was formerly the General Manager at Thorlabs Inc. (“Thorlabs”).  In Mr. Rubin’s prior senior executive role at Thorlabs, he was responsible for Thorlabs’ Imaging Systems Division, a standalone organization with its own sales and marketing, as well as global responsibility for all of Thorlabs’ Life Science activities.  Among the positions he held at Thorlabs, Mr. Rubin founded and grew Thorlabs’s fast growing operation in China, and spearheaded Thorlabs’ entry and significant growth in the Life Sciences market.  As a member of the senior executive team, Mr. Rubin led new strategic initiatives for Thorlabs, including new product lines, acquisitions and growth into new markets.  Prior to joining Thorlabs, Mr. Rubin co-founded Xlight Photonics, an optical communication startup, which was later sold to a telecommunications private equity firm.  Mr. Rubin holds a Bachelor of Science degree in Electronic Engineering from Ben Gurion University, a Master of Business Administration degree from New York University, Stern School of Business, and is a graduate of the Executive Education, Program for Leadership Development at Harvard Business School. Mr. Rubin’s significant management experience in the optical industry qualifies him to lead us and our business and serve as one of our directors.

Class II Directors

M. Scott Faris, 58 Chair

Mr. Faris has served as a director of the Company since December 2011, and was appointed Chair, effective December 20, 2022.  Mr. Faris is an experienced entrepreneur with almost two decades of operating, venture-financing, and commercialization experience, involving more than 20 start-up and emerging-growth technology companies.  In October 2021, Mr. Faris was appointed Chief Executive Officer of ColdQuanta, Inc.  Since September 2016, he had served as Chief Business Officer of Luminar Technologies, Inc., a leading developer of autonomous vehicle systems technologies including Lidar sensor suites.  In June 2013, Mr. Faris founded Aerosonix, Inc. (formerly MicroVapor Devices, LLC), a privately held developer and manufacturer of advanced medical devices, and served as its Chief Executive Officer until August 2016 and has served as Chairman of the board of directors since June 2013.  In 2002, Mr. Faris also founded the Astralis Group, a strategy advisor that provides consulting to start-up companies and, since 2004, Mr. Faris has served as its Chief Executive Officer.  In August 2007, Mr. Faris founded Planar Energy, a company that developed transformational ceramic solid-state battery technology and products and served as its Chief Executive Officer until June 2013.  Planar Energy is a spin-out of the U.S. Department of Energy’s National Renewable Energy Laboratory.  From October 2004 to June 2007, Mr. Faris was a partner with Corporate IP Ventures (formerly known as MetaTech Ventures), an early-stage venture fund specializing in defense technologies.  Mr. Faris also previously served as the Chairman and Chief Executive Officer of Waveguide Solutions, a developer of planar optical light wave circuit and micro system products, and as a director and Chief Operating Officer of Ocean Optics, Inc., a precision-optical-component and fiber-optic-instrument spin-out of the University of South Florida.  Mr. Faris was also the founder and Chief Executive Officer of Enterprise Corporation, a technology accelerator, served as a director of the Florida Seed Capital Fund and Technology Commercialization at the Center for Microelectronics Research, and the Chairman of the Metro Orlando EDC.  Mr. Faris received a Bachelor of Science degree in Management Information Systems from Penn State University in 1988.  Mr. Faris’s significant experience in executive management positions at various optical component companies, his experience in the commercialization of optical and opto-electronic component technology, and his background in optics, technology, and venture capital qualify him for service as one of our directors.

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S. Eric Creviston, 59 Director

Mr. Creviston has served as one of our directors since March 2021.  He has served as Corporate Vice President and President of Mobile Products for Qorvo Inc. (“Qorvo”) since January 2015.  Prior to that, he served as the Corporate Vice President and President of Cellular Products Group for RF Micro Devices, Inc. (“RFMD”) from August 2007 to January 2015.  From May 2002 to August 2007, he served as Corporate Vice President of Cellular Products Group (previously known as Wireless Products until 2004), for RFMD.  Mr. Creviston received a Master’s degree in Electrical and Electronics Engineering from the University of Illinois.  Mr. Creviston’s previous experience in various leadership roles in Qorvo and RFMD adds invaluable knowledge to our Board with respect to assessing our business strategies, evaluating operating performance, assessing risks, and evaluating potential merger and acquisition opportunities, all of which qualify him for service as one of our directors.

Class I Directors

Dr. Joseph Menaker, 66 Director

Dr. Menaker was appointed to the Board in November 2018, and prior to that was a consultant to the Board beginning in March 2018, and prior to that was a consultant to us beginning in December 2016. From 1998 to 2016, he served as President of ISP, and as a director of its wholly owned subsidiary, ISP Latvia, until we acquired ISP in December 2016.  Dr. Menaker is a graduate of Latvian State University, where he received his Bachelor and Master of Science degrees in Economics.  In 1985, Dr. Menaker received a Doctor of Philosophy degree in Economics from Leningrad Institute of Finance and Economics.  He co-founded UAV Factory Ltd. (“UAVF”) in Latvia in 2009 and served as its CEO from January 2017 to January 2021.  Dr. Menaker continues to serve as a member of the Board of Directors for UAVF, which became part of Edge Autonomy Holdings. Edge Autonomy Holdings is a leading manufacturer of unmanned aerial vehicles.  He also serves as a board member for Tsal Kaplun Foundation, a non-profit organization.  Dr. Menaker’s expertise gained in various roles in financial management, international operations, and manufacturing high tech products and their applications for over thirty years, coupled with his knowledge gained as a researcher and analyst in economics provide invaluable knowledge to our Board and qualify him for service as one of our directors.

Darcie Peck, 65 Director

Ms. Peck has served as one of our directors since November 2019.  Ms. Peck served as a consultant to the Board beginning in April 2019.  Prior to that she served as a Managing Partner of Cheer Partners, LLC, a start-up employee engagement consultancy firm from June 2017 through February 2019.  From May 2013 until February 2016, Ms. Peck served as the Vice President Finance, Global Services for IMS Health Inc. (“IMS Health,” now IQVIA Holdings Inc.), a technology and analytics company serving life sciences companies near Danbury, Connecticut.  From November 2009 until May 2013, Ms. Peck was Vice President Financial Planning and Analysis for IMS Health.  From May 2002 through November 2009, Ms. Peck was Vice President Finance and Investor Relations for IMS Health.  Prior to that, Ms. Peck was Vice President Finance, IBM Software Group (a division of International Business Machines Corp., or “IBM”) in Somers, New York from March 2001 to May 2002.  From 1982 through to 2001, she held progressively increasing leadership responsibilities at IBM in finance, including Chief Financial Officer and General Manager of several acquired companies in technology, manufacturing, and computer leasing.  Ms. Peck earned a Bachelor of Arts degree in Biology at the University of Rochester and a Master’s degree in Business Administration from New York University Stern Graduate School of Business Administration.  Ms. Peck’s expertise in executive leadership, financial and strategic planning, investor relations, international business, general management, business and pricing acumen, and high technology manufacturing process knowledge, uniquely qualifies her for service as one of our directors.

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Executive Officers Who Do Not Serve as Directors

Albert Miranda, 56 Chief Financial Officer

Mr. Miranda joined the Company in April 2021 and was appointed as our Chief Financial Officer on May 7, 2021. Mr. Miranda was previously employed with Jenoptik North America, Inc. (“Jenoptik”) for twelve years and held the positions of President and Chief Financial Officer.  Prior to his employment with Jenoptik, he held senior level finance and operational positions in optical products groups within Carl Zeiss AG and served in the finance department for a division of BASF SE.  Mr. Miranda received an undergraduate degree in Public Accounting from Pace University in New York.  He attained significant professional experience and management expertise through key functional areas encompassing finance, operations, business development, sales, marketing, human resources, and information technology across a broad group of products and services in demanding and diverse industries including healthcare, defense and security, consumer electronics, automotive, and semiconductors.

Required Vote of Stockholders

The nominees who receive a plurality of the votes of the shares present in person or by proxy and entitled to vote at the Annual Meeting, will be elected. Abstentions, withheld votes, and broker non-votes are not considered votes cast and will have no effect on the election of nominees.

CORPORATE GOVERNANCE

Meetings of the Board and its Committees

The Board has an Audit Committee (the “Audit Committee”), a Compensation Committee (the “Compensation Committee”), a Nominating and Corporate Governance Committee (the “Nominating Committee”), and a Finance Committee (the “Finance Committee”).  The following discussions are based on the Board membership and committee composition as of the end of fiscal year 2023.

The entire Board met six times, including telephonic meetings, during fiscal year 2023.  Each director attended at least 80% of the total number of meetings of the Board and committees on which such director served that were held during fiscal year 2023.  All of the then-elected directors attended the fiscal year 2023 annual meeting of stockholders on November 17, 2022.

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It is our policy that all of our directors are required to make a concerted and conscientious effort to attend our annual stockholders’ meeting in each year during which that director serves as a member of the Board.

Audit Committee. The Audit Committee, which as of June 30, 2023, consisted of Louis Leeburg (Chair), Darcie Peck and Dr. Joseph Menaker, met four times during fiscal year 2023. The meetings included discussions with management and with our independent registered public accounting firm to discuss our interim and annual consolidated financial statements and our annual report, and the effectiveness of our financial and accounting functions and organization.

The Audit Committee acts pursuant to a written charter adopted by the Board, a copy of which is available on our website at www.lightpath.com under the “Investors” and “Governance” tabs.  The Audit Committee’s responsibilities include, among others, engaging and terminating our independent registered public accounting firm, oversight of the independent registered public accounting firm, and determining the compensation for their engagement(s).  The Board has determined that the Audit Committee is comprised entirely of independent members as defined under applicable listing standards set out by the SEC and The Nasdaq Capital Market (the “NCM”).  The Board has also determined that all three members of the Audit Committee are “audit committee financial experts” as defined by SEC rules and qualify as independent in accordance with the NCM rules.  Their respective business experience that qualifies each director to be determined as “audit committee financial expert” is described above.

Compensation Committee.  The Compensation Committee, which as of June 30, 2023, consisted of M. Scott Faris (Chair), Darcie Peck, and S. Eric Creviston, met once during fiscal year 2023.  The Compensation Committee acts pursuant to a written charter adopted by the Board, a copy of which is available on our website at www.lightpath.com under the “Investors” and “Governance” tabs.

The Compensation Committee is responsible for establishing, implementing, and continually monitoring our compensation policies and philosophy, including administering our 2018 Omnibus Incentive Plan (the “Incentive Plan”), pursuant to which incentive awards, including stock options, are granted to our directors, executive officers, and key employees.  The Compensation Committee is responsible for determining executive compensation, including approving recommendations regarding equity awards to all of our executive officers.  However, the Compensation Committee does rely on the annual reviews made by the Chief Executive Officer with respect to the performance of each of our other executive officers.  The conclusions reached, and recommendations made based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Compensation Committee.  The Compensation Committee can exercise its discretion in modifying any recommended adjustments or awards to executive officers.  In the case of the Chief Executive Officer, compensation is determined solely based on the review conducted by the Compensation Committee.

The Compensation Committee also annually reviews director compensation to ensure non-employee directors are adequately compensated for the time expended in fulfilling their duties to us, as well as the skill-level required by us of members of the Board.  After the Compensation Committee completes their annual review, they make recommendations to the Board regarding director compensation.

The Compensation Committee regularly engages compensation consultants to assist with the Compensation Committee’s responsibilities related to our executive compensation program and the director compensation program.  The Compensation Committee plans to engage a consultant every two years to review and make recommendations on the Company’s executive compensation plans.

At the beginning of fiscal year 2021, Compensation Strategies, Inc. (“Compensation Strategies”) was engaged to recommend (i) a structure for a long-term incentive program, (ii) metrics for the short-term incentive program, and (iii) provide guidance for placing parameters around calculating bonus payments when performance goals are exceeded and when bonuses are paid on a prorated basis. Compensation Strategies used a peer group it established in fiscal year 2020, which was based on peer companies within the optical business industry with revenues of a minimum of $50,000,000 and market capitalization of between $75,000,000 and $150,000,000 comprised of the following twenty-one companies:  Photon Control, Inc., RADCOM Ltd., LRAD Corporation, Lantronix, Inc., Wireless Telecom Group, Inc., Frequency Electronics, Inc., GSI Technology, Inc., RF Industries, Ltd., CyberOptics Corporation, inTEST Corporation, Luna Innovations Incorporated, Perceptron, Inc., EMCORE Corporation, Mesa Laboratories, Inc., Ultralife Corporation, Intevac, Inc., IEC Electronics Corp., Gooch & Housego, PLC, nLIGHT, Inc., Applied Optoelectronics, Inc., and EXPO Inc.

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In early fiscal year 2022, Compensation Strategies was engaged to provide input on the proposed amendment to the Incentive Plan. In June 2022, Compensation Strategies was engaged to provide benchmarking on Board size and compensation, as well as executive salaries. No compensation consultants were engaged during fiscal year 2023.

The Compensation Committee evaluated the independence of Compensation Strategies at the time of engagement and determined that the consultants were independent pursuant to the factors set forth in Section 10C-1 of the Securities Exchange Act, as amended.

Finance Committee. The Finance Committee, which as of June 30, 2023, consisted of S. Eric Creviston (Chair), Dr. Joseph Menaker, and M. Scott Faris met six times during fiscal year 2023. The Finance Committee acts pursuant to a written charter adopted by the Board, a copy of which is available on our website at www.lightpath.com under the “Investors” and “Governance” tabs. The Finance Committee oversees our financial management, including overseeing our strategic and transactional planning and activities, global financing, capital structure objectives and plans, insurance programs, tax structure, and investment program and policies.

Nominating and Corporate Governance Committee.  The Nominating Committee, which as of June 30, 2023, consisted of M. Scott Faris (Chair), S. Eric Creviston, and Louis Leeburg, met twice during fiscal year 2023.  The Nominating Committee acts pursuant to a written charter adopted by the Board, a copy of which is available on our website at www.lightpath.com under the “Investors” and “Governance” tabs.  The Nominating Committee carries out the responsibilities delegated by the Board relating to our director nominations process and procedures, and developing, maintaining, and monitoring compliance with the Company’s corporate governance policies, guidelines, and activities.  During fiscal year 2021, the Nominating Committee established retirement guidelines for our executive officers and directors.

Nominations Process and Criteria

The Nominating Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director. Further, the gender, racial, experience, and skills diversity of the Board is also a factor in our director recruitment process. However, the Nominating Committee and the Board believe that at this time, it is unnecessary to adopt criteria for the selection of directors. Instead, the Nominating Committee and the Board believes that the desirable background of a new individual member of the Board may change over time and that a thoughtful, thorough selection process is more important than adopting criteria for directors. See Appendix A for the Board diversity disclosure required by Nasdaq Rule 5606.

They will also identify, recruit, and screen candidates for the Board, consistent with criteria approved by the Board. The Nominating Committee and Board is fully open to utilizing whatever methodology is efficient in identifying new, qualified directors when needed, including industry contacts of our directors or professional search firms. The Nominating Committee also considers any director candidates recommended by our stockholders pursuant to the procedures described in this Proxy Statement and any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules, and regulations, and the provisions of our charter documents.

There were no fees paid or due to third parties in fiscal year 2023 to identify or evaluate, or to assist in evaluating or identifying potential director nominees.

Stockholders may also nominate candidates for consideration by the Nominating Committee if they satisfy all of the requirements in our Bylaws. Stockholder submissions to nominate a candidate for election as a director must be sent in writing to our Corporate Secretary and received at the Company’s principal office not less than 90 days nor more than 120 days prior to the annual meeting at which the director is to be elected and otherwise in accordance with the procedure described in the stockholder proposal section of this Proxy Statement.

The Corporate Secretary will promptly forward any such correspondence to the Chair of the Nominating Committee for review and consideration by the Nominating Committee in accordance with the criteria described above.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than August 18, 2024.

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Director Independence

In accordance with the NCM and SEC rules, the Board affirmatively determines the independence of each director and director nominee in accordance with guidelines it has adopted, which include all elements of independence set forth in the NCM listing standards.  Based on these standards, the Board has determined that as of the end of fiscal year 2023, each of the following non-employee directors was independent and has no relationship with us, except as one of our directors and stockholders:

M. Scott Faris	Louis Leeburg

Darcie Peck	S. Eric Creviston

Joseph Menaker

Based on these standards, the Board determined Shmuel Rubin, currently a Class III Director, is not independent.

All of the members of the Audit, Nominating, and Compensation Committees are independent.

The Board approved an Amended and Restated Code of Business Conduct and Ethics (the “Code”) on April 28, 2016. The Code applies to all of our employees, officers, and directors, including our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions.  The Board also approved an Amended and Restated Code of Business Conduct and Ethics for Senior Financial Officers (the “Senior Financial Officer Code”), which applies to our Chief Executive Officer, Chief Financial Officer, principal accounting officer, controller, accounting manager, and persons performing similar functions.  Copies of the Code and the Senior Financial Officer Code are available on our website at www.lightpath.com, under the “Investors” tab, or may be obtained free of charge by writing to: Corporate Secretary, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida 32826.

Related Party Transactions

When we are contemplating entering into any transaction in which any executive officer, director, director nominee, or any family member of the foregoing would have any direct or indirect interest, regardless of the amount involved, the terms of such transaction have to be presented to the Audit Committee (other than any interested director) for approval or disapproval. Neither the Audit Committee nor the Board have adopted a written policy for reviewing related party transactions but when presented with such transaction, the transaction is discussed by the Audit Committee and documented in its meeting minutes.

The Code also requires our employees, officers, and directors to provide prompt and full disclosure of all potential conflicts of interest to the appropriate person. These conflicts of interest may be specific to the individual or may extend to his or her family members. Any officer who has a conflict of interest with respect to any matter is required to disclose the matter to our Chief Executive Officer or, in the case of the Chief Executive Officer, to the Chair of the Audit Committee. All other employees are required to make prompt and full disclosure of any conflict of interest to his or her immediate supervisor, who will then make prompt and full disclosure to our Chief Executive Officer. Directors are required to disclose any conflict of interests to the Chair of the Audit Committee and are prohibited from voting on any matter(s) in which they have a conflict of interest. In addition, directors and executive officers are required to disclose in an annual questionnaire, any current or proposed conflict of interests (including related party transactions).

From the period beginning July 1, 2022 and ending September 25, 2023, there were no current or proposed material related party transactions.

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Board of Directors Leadership Structure and Role in Risk Oversight

Board Leadership Structure

Our Board has chosen to separate the positions of Chair and Chief Executive Officer, with Mr. M. Scott Faris serving as Chair, effective December 20, 2022, and Mr. Shmuel Rubin serving as President and Chief Executive Officer.  As President and Chief Executive Officer, Mr. Rubin is responsible for our day-to-day leadership and performance, with the Board being responsible for setting our strategic direction, as well as overseeing and advising our management.  The Board believes that the current independent leadership of the Board by our non-executive Chair enhances the effectiveness of its oversight of management and provides a perspective that is separate and distinct from that of management.

Role of the Board in Risk Oversight

Our Board is responsible for the oversight of our operational risk management process.  Our Board has delegated authority for addressing certain risks, and accessing the steps management has taken to monitor, control, and report such risks, to our Audit and Finance Committees.  Such risks include risks relating to execution of our growth strategy, the effects of the contracting in the global economy and general financial condition and outlook on customer purchases, component inventory supply, or ability to expand our partner network, communication with investors, certain actions of our competitors, the protection of our intellectual property, sufficiency of our capital, inventory investment and risk of obsolescence, security of information systems and data, integration of new information systems, credit risk, product liability, and costs of reliance on external advisors.  The Audit or Finance Committee, as applicable, then reports such risks as appropriate to the Board.  The Board initiates discussions with appropriate members of our senior management if, after discussion of such risks, the Board determines that such risks raise questions or concerns about the status of operational risks then facing us.

Our Board relies on our Compensation Committee to address significant risk exposures we face with respect to compensation, including risks relating to retention of key employees, protection of partner relationships, management succession, and benefit costs, and, when appropriate, reports these risks to the full Board.

Stockholder Communications with the Board

Stockholders and other parties interested in communicating directly with the Board, a committee of the Board, or any individual director, may do so by sending a written communication to the attention of the intended recipient(s) in care of the Corporate Secretary, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826.  The Corporate Secretary will forward all appropriate communications.

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SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 20, 2023, the number and percentage of outstanding shares of our Class A common stock, owned by:  (i) each of our directors (which includes all nominees), (ii) each of the named executive officers, (iii) our directors and executive officers as a group, and (iv) each person known by us to be the beneficial owner of more than 5% of our outstanding Class A common stock.  The number of shares of Class A common stock outstanding as of September 20, 2023 was 37,455,438.

The number of shares beneficially owned by each director, named executive officer, and greater than 5% beneficial owner is determined under SEC rules, and the information is not necessarily indicative of the beneficial ownership for any other purpose.  Under such rules, beneficial ownership includes any shares to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of September 20, 2023, through the exercise of any stock option or other right to purchase, such as a warrant.  Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table.  In certain instances, the number of shares listed may include, in addition to shares owned directly, shares held by the spouse or children of the person, or by a trust or estate of which the person is a trustee or an executor or in which the person may have a beneficial interest.  The table that follows is based upon information supplied in a questionnaire completed by each named executive officer and director and stockholders beneficially owning greater than 5% of our Class A common stock.

	Securities					Percent Owned (%)
	Class A Common Stock
Name and Address (1)	Restricted (2)	Common Stock	Stock Options	Amount of Shares of Class A Common Stock Beneficially Owned
M. Scott Faris, Chair	401,409	3,940	—	405,349		1.1%
Louis Leeburg, Director	502,109	115,191	—	617,300	(3)	1.6%
Dr. Joseph Menaker, Director	185,942	—	—	185,942		*
Darcie Peck, Director	58,255	133,400	—	191,655	(4)	*
S. Eric Creviston, Director	56,544	51,717	—	108,261		*
Shmuel Rubin, CEO	151,554	106,617	150,000	408,171		1.1%
Albert Miranda, CFO	45,354	18,553	37,500	101,407		*
All directors and executive officers currently holding office as a group (7 persons)	1,401,167	429,418	187,500	2,018,085		5.2%

Greater than 5% beneficial owners:
AIGH Capital Management, LLC	—	3,579,832	—	3,579,832		9.6%
AMH Equity LLC	—	2,282,160	—	2,282,160		6.1%
Marathon Micro Fund, LP	—	2,075,000	—	2,075,000		5.5%

*Less than 1%

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Notes:

(1)

Except as otherwise noted, each of the parties listed above has sole voting and investment power over the securities listed. The address for all directors and officers is “in care of” LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida 32826. The address for AIGH Capital Management, LLC, as filed on a Schedule 13G/A filed on January 12, 2023, is 6006 Berkeley Ave, Baltimore, MD 21209. The address for AMH Equity LLC, as filed on a Schedule 13G filed on January 12, 2023, is 745 Fifth Avenue, Suite 500, New York, NY, 10151. The address for Marathon Micro Fund, L.P., as filed on Schedule 13G/A filed on January 30, 2023, is 4 North Park Drive, Suite 106, Hunt Valley, MD 21030.

(2)

Historically, restricted stock units (“RSUs”) awarded to our directors vest over three years. Beginning with the November 2021 grants, RSUs awarded to our directors now vest over one year, to more accurately reflect the period of service. Except for Darcie Peck and Eric Creviston, all of our directors have elected to defer receipt of the vested shares until after they leave the Board, either by reason of resignation, termination, or otherwise. For the directors who have elected to defer, the vested shares remain unissued. All of the directors’ unvested RSUs will vest upon such director’s resignation or termination from the Board. The amounts of restricted stock set forth above reflects both vested and unvested shares included in the RSU awards. As of September 20, 2023, the amounts of vested and unissued shares for each director, other than Mr. Rubin, are as follows: Mr. Leeburg – 502,109, Mr. Faris – 401,409, and Dr. Menaker – 185,942; Ms. Peck and Mr. Creviston do not have any vested and unissued shares.

(3)	Includes 92,691 shares of Class A common stock, which are held jointly with Mr. Leeburg’s wife and for which he shares voting and investment power.

(4)	Includes 22,500 shares of Class A common stock, which are held by Ms. Peck’s husband.

Change-in-Control Arrangements

We do not know of any arrangements, which may, at a subsequent date, result in a change in control.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who beneficially own more than 10% of our common stock (referred to herein as the “Reporting Persons”) file with the SEC various reports as to their ownership of and activities relating to our common stock. To the best of our knowledge, all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during our most recent fiscal year. In making these statements, we have relied solely on our review of copies of the reports furnished to us, representations that no other reports were required, and other knowledge relating to transactions involving the Reporting Persons.

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EXECUTIVE COMPENSATION

Named Executive Officers

During fiscal year 2023, our named executive officers were as follows:

•	Shmuel Rubin, our current President and Chief Executive Officer, and a director;
•	Albert Miranda, our current Chief Financial Officer.

Compensation Philosophy and Objectives

Our compensation policy is designed to attract and retain qualified key executive officers critical to our achievement of reaching and maintaining profitability and positive cash flow, and subsequently our growth and long-term success.  To attract, retain, and motivate the executive officers to accomplish our business strategy, the Compensation Committee establishes our executive compensation policies and oversees our executive compensation practices.

The Compensation Committee believes that the most effective executive compensation program is one that is designed to recognize the achievement of our specific short-term and long-term goals, and which aligns executives’ interests with those of the stockholders by rewarding performance that meets or exceeds established goals, with the ultimate objective of improving stockholder value.

It is the objective of the Compensation Committee to have a portion of each named executive officer’s compensation contingent upon our performance as well as upon the individual’s personal performance.  Accordingly, each named executive officer’s compensation package is comprised of two elements: (i) base salary, which reflects individual performance and expertise and (ii) short-term and long-term incentive awards, which are tied to the achievement of certain performance goals that the Compensation Committee establishes from time to time.  The Compensation Committee has structured compensation of our named executive officers to incentivize achievement of our business goals and reward our named executive officers for achieving such goals.

The Compensation Committee also evaluates our compensation program to ensure that we maintain the ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executive officers.

In accordance with the advisory “say-on-frequency” vote of our stockholders at the fiscal year 2017 annual meeting of stockholders, held in January 2017, and as approved by the Board, we will include an annual advisory “say-on-pay” vote in our proxy statement, including this Proxy Statement for the fiscal year 2024 annual meeting of stockholders.  Our next required stockholder advisory “say-on-frequency” vote will occur at our fiscal year 2030 annual meeting of stockholders.  The most recent “say-on-pay” advisory vote occurred at the fiscal year 2023 annual meeting of stockholders, at which our stockholders approved, on an advisory basis, the compensation of our named executive officers.

Setting Executive Compensation

In making compensation decisions, the Compensation Committee relies on the following:

•	the annual reviews made by the Chief Executive Officer with respect to the performance of each of our other named executive officers;

•	the annual review conducted by the Compensation Committee with respect to the performance of the Chief Executive Officer;

•	compensation paid to executive officers of other manufacturing companies similar in size and scope as us and our competitors; and

•	our annual performance with respect to our short-term and long-term strategic plan.

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There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation.  Rather, the Compensation Committee annually reviews information to determine the appropriate level and mix of incentive compensation when determining our executive compensation plan.  Based on these factors, the Compensation Committee makes compensation decisions, including salary adjustments, annual short-term cash incentive awards, and long-term equity incentive awards for our named executive officers.

Retirement Benefits

We offer a qualified 401(k) defined contribution plan. The ability of named executive officers to participate fully in this plan is limited under the requirements of the Internal Revenue Code of 1986, as amended, and the Employment Retirement Income Security Act of 1974, as amended. We currently match 100% of the first 2% of employee contributions.

Executive Compensation and Risk

Although a substantial portion of the compensation paid to our named executive officers is performance-based, we believe our executive compensation programs do not encourage excessive and unnecessary risk-taking by our named executive officers because these programs are designed to encourage our named executive officers to remain focused on both our short-term and long-term operation and financial goals.  We achieve this balance through a combination of elements in our overall compensation plans, including:  (i) elements that reward different aspects of short-term and long-term performance; (ii) incentive compensation that rewards performance on a variety of different measures; and (iii) cash awards and stock option awards, to encourage alignment with the interests of stockholders.

Executive Officer Stock Ownership Requirements

Our Board established certain guidelines requiring that each of our executive officers acquire and maintain a minimum level of ownership of our securities during the period in which he or she is an executive officer. The guidelines set the target ownership level at five times the annual base salary for our Chief Executive Officer and three times the annual base salary for each of our other executive officers, as measured at fiscal year-end. The Board reviews the target ownership levels on an annual basis to determine whether such target ownership levels should be increased.

For purposes of determining ownership levels, all forms of equity and derivative securities, including stock, stock options, restricted stock, and RSUs, count towards satisfaction of the ownership guidelines; however, with respect to any stock option award, only the number of shares equal to (i) the difference between the closing price of the Class A common stock as reported on the NCM at the end of the fiscal year and the exercise price of the stock option multiplied by (ii) the number of shares underlying the stock option, then (iii) divided by the closing price of the Class A common stock as reported on the NCM at the end of the fiscal year, are included for purposes of determining whether the stock ownership target is met. For example, if an officer is awarded a stock option of 100 shares of Class A common stock, with an exercise price of $1.00 per share, and the closing price of the Class A common stock as reported on the NCM on June 30, 2023 is $2.00, the number of shares of Class A common stock included from such stock option award for purposes of meeting the stock ownership target is 50 shares.

The Board may grant waivers of the guidelines in the event of financial hardship or other good cause.  Once an executive officer attains his or her required stock ownership level, he or she will remain in compliance with the guidelines despite future changes in the stock price and base salary, as long as the executive officer’s holdings do not decline below the number of shares owned at the time the required stock ownership level was met.  Each executive officer will have five years after his or her date of becoming an executive officer to meet the required ownership level.

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Our named executive officers did not meet their respective ownership targets as of June 30, 2023.  Mr. Rubin has until February 24, 2025, to meet the target, and Mr. Miranda has until May 7, 2026, to meet the target.

Name	Class A common stock	Stock Options (1)	Restricted Stock Units	Restricted Stock Awards	Total Amount of Shares of Class A Common Stock Beneficially Owned	Stock Price at June 30, 2023	Market Value at June 30, 2023	Base Salary	% of Salary
Shmuel Rubin	106,617	—	145,496	6,058	258,171	$ 1.35	$ 348,531	$ 360,500	97%
Albert Miranda	18,553	—	41,460	3,894	63,907	$ 1.35	$ 86,274	$ 231,750	37%

(1) Does not include stock options with an exercise price that exceeds the closing stock price as of June 30, 2023.

Hedging Policy and Pledging of Securities

Pursuant to our Guide for Trading in Securities by Employees, Officers, and Directors, our employees, officers, and directors cannot engage in hedging transactions related to our securities, which includes our Class A common stock.  Employees, officers, and directors are also prohibited from holding our securities, which includes our Class A common stock, in a margin account or otherwise pledging our securities as collateral for a loan.

2023 Incentive Program

Our fiscal year 2023 incentive program has two key components:  (i) the Short-Term Incentive (“STI”) program, and (ii) the Long-Term Incentive (“LTI”) program.  The STI program is comprised of awards based on our achievement of specific fiscal year 2023 financial objectives (the “2023 STI Award”).  The LTI program is comprised of (i) an individual RSU award, based on total shareholder return (the “2023 TSR Award”), which is calculated based on the overall change in LPTH stock price per share, as compared to the Russell MicroCap Index, and (ii) retention RSUs that will vest in three equal annual installments (the “2023 Retention RSU Award” and, together with the 2023 LTI TSR Award, the “2023 LTI Awards”).

Our incentive program includes different levels of bonus opportunity based on a participant’s position with the Company.  For fiscal year 2023, Mr. Rubin was the only “level one” participant, and Mr. Miranda was a “level two” participant. Bonus opportunities for Mr. Rubin and Mr. Miranda for fiscal year 2023 were calculated by applying designated portions of their respective bonus pool amounts, which were set by the Compensation Committee, to formulas for each of the components of the STI and LTI programs, as applicable.

STI Program

For both the level one and level two participant, the 2023 STI Award was based on the achievement of corporate financial objectives and personalized goals, with a minimum of 60% of the EBITDA target required to earn any bonus. The corporate financial objectives are as follows: (i) EBITDA (which is earnings before income, taxes, depreciation, and amortization) (the “EBITDA Component”); and (ii) revenue growth over that of the prior fiscal year (the “Revenue Component”). The EBITDA Component was weighted at 60%, the Revenue Component was weighted at 20%, and the personalized goals were weighted at 20%. For fiscal year 2023, the bonus pool amounts for the 2023 STI Award for Mr. Rubin and Mr. Miranda were set at $186,377 and $94,500, respectively. The Compensation Committee determined that achievement of the 2023 STI Award would be paid in cash and stock options, with the percentage split of the payout to be determined at the discretion of the Board.

EBITDA Component

In order for the participants to earn a bonus with respect to the EBITDA Component, we had to meet or exceed a minimum EBITDA target established by the Compensation Committee for fiscal year 2023. Further, we had to meet or exceed at least 60% of that EBITDA target in order to earn any portion of the 2023 STI Award.

For fiscal year 2023, EBITDA was a loss of approximately $355,000, which was below the target amount. The achieved EBITDA also did not meet 60% of the EBITDA target. Accordingly, Mr. Rubin and Mr. Miranda did not earn any portion of the 2023 STI Award.

23

LTI Program

The 2023 LTI Awards are comprised of two components: (i) the 2023 Retention RSU Award and (ii) the 2023 TSR Award.  For fiscal year 2023, the bonus pool amounts for the 2023 LTI Award for Mr. Rubin and Mr. Miranda were set at $158,635 and $68,871, respectively.  The bonus pool amounts for the 2023 Retention RSU Award and the 2023 TSR Award would each be 50% of the respective bonus pool amount for the 2023 LTI Award.

2023 Retention RSU Award

The 2023 Retention RSU Award was calculated to be $79,318 and $34,436 for Mr. Rubin and Mr. Miranda, respectively.  The RSUs were granted on November 17, 2022, based on the closing bid price of $1.18 on that day, with one-third of the RSUs to vest on each of the first, second and third anniversaries of the grant date.

2023 TSR Award

In order to earn the 2023 TSR Award, the TSR calculated for LPTH stock was measured against the Russell MicroCap Index.  TSR is calculated as the overall change in LPTH’s stock price per share from the beginning of fiscal year 2023 to the end of fiscal year 2023, divided by the stock price per share at the beginning of the fiscal year.  The calculated TSR for fiscal year 2023 was more favorable than the change in the Russell MicroCap Index, therefore the 2023 TSR Award was earned. The 2023 TSR Award was calculated to be $79,318 and $34,436 for Mr. Rubin and Mr. Miranda, respectively.  The RSUs will be granted in November 2023, following the annual meeting, based on the closing bid price on that day, with one-third of the RSUs to vest on each of the first, second and third anniversaries of the grant date.

2022 Incentive Program

Our fiscal year 2022 incentive program has two key components: (i) the Short-Term Incentive (“STI”) program, and (ii) the Long-Term Incentive (“LTI”) program. The STI program is comprised of awards based on our achievement of specific fiscal year 2022 financial objectives (the “2022 STI Award”). The LTI program is comprised of (i) an individual RSU award, based on total shareholder return (the “2022 TSR Award”), which is calculated based on the overall change in LPTH stock price per share, as compared to the Russell MicroCap Index, and (ii) retention RSUs that will vest in three equal annual installments (the “2022 Retention RSU Award” and, together with the 2022 LTI TSR Award, the “2022 LTI Awards”).

Our incentive program includes different levels of bonus opportunity based on a participant’s position with the Company. For fiscal year 2022, Mr. Rubin was the only “level one” participant, and Mr. Miranda was a “level two” participant. Bonus opportunities for Mr. Rubin and Mr. Miranda for fiscal year 2022 were calculated by applying designated portions of their respective bonus pool amounts, which were set by the Compensation Committee, to formulas for each of the components of the STI and LTI programs, as applicable.

STI Program

For both the level one and level two participant, the 2022 STI Award was based on the achievement of corporate financial objectives and personalized goals, with a minimum of 60% of the EBITDA target required to earn any bonus. The corporate financial objectives are as follows: (i) EBITDA (which is earnings before income, taxes, depreciation, and amortization) (the “EBITDA Component”); and (ii) revenue growth over that of the prior fiscal year (the “Revenue Component”). The EBITDA Component was weighted at 60%, the Revenue Component was weighted at 20%, and the personalized goals were weighted at 20%. For fiscal year 2022, the bonus pool amounts for the 2022 STI Award for Mr. Rubin and Mr. Miranda were set at $186,377 and $94,500, respectively. The Compensation Committee determined that achievement of the 2022 STI Award would be paid in cash and stock options, with the percentage split of the payout to be determined at the discretion of the Board.

EBITDA Component

In order for the participants to earn a bonus with respect to the EBITDA Component, we had to meet or exceed a minimum EBITDA target established by the Compensation Committee for fiscal year 2022. Further, we had to meet or exceed at least 60% of that EBITDA target in order to earn any portion of the 2022 STI Award.

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We achieved an EBITDA of $1.2 million for fiscal year 2022, which was below the target amount. The achieved EBITDA also did not meet 60% of the EBITDA target. Accordingly, Mr. Rubin and Mr. Miranda did not earn any portion of the 2022 STI Award.

LTI Program

The 2022 LTI Awards are comprised of two components: (i) the 2022 Retention RSU Award and (ii) the 2022 TSR Award.  For fiscal year 2022, the bonus pool amounts for the 2022 LTI Award for Mr. Rubin and Mr. Miranda were set at $158,635 and $68,871, respectively.  The bonus pool amounts for the 2022 Retention RSU Award and the 2022 TSR Award would each be 50% of the respective bonus pool amount for the 2022 LTI Award.

2022 Retention RSU Award

The 2022 Retention RSU Award was calculated to be $79,318 and $34,436 for Mr. Rubin and Mr. Miranda, respectively.  The RSUs were granted on November 11, 2021, based on the closing bid price of $1.87 on that day, with one-third of the RSUs to vest on each of the first, second and third anniversaries of the grant date.

2022 TSR Award

In order to earn the 2022 TSR Award, the TSR calculated for LPTH stock was measured against the Russell MicroCap Index.  TSR is calculated as the overall change in LPTH’s stock price per share from the beginning of fiscal year 2022 to the end of fiscal year 2022, divided by the stock price per share at the beginning of the fiscal year.  The calculated TSR for fiscal year 2022 was less favorable than the change in the Russell MicroCap Index, therefore the 2022 TSR Award was not earned.

2021 Incentive Program

The 2021 incentive program included a multi-year award with performance targets for fiscal years 2021, 2022 and 2023. No points were earned toward this award; however, the plan structure is included below to describe the potential bonus that could have been earned in fiscal year 2023.

2021 LTI Multi-Year Award

The 2021 LTI Multi-Year Award is a corporate performance-based equity award based on the achievement of pre-established financial performance metrics over a three-year performance period. In order to determine Mr. Rubin’s 2021 LTI Multi-Year Award bonus opportunity, the portion of such participant’s bonus pool amount applicable to the 2021 LTI Awards calculation, or $120,000, was multiplied by 60%. Thus, Mr. Rubin’s bonus opportunity for the 2021 LTI Multi-Year Award was $72,000.

The performance metrics upon which the 2021 LTI Multi-Year Award was based are as follows: (i) revenue (the “LT Revenue Component”); (ii) book value per share of Class A common stock (the “LT Book Value Component”); and (iii) EBITDA margin (the “LT EBITDA Component”). The Compensation Committee set a target for each component for each year during the three-year period (July 1, 2020 through June 30, 2023). Each performance component is valued at “one point” for each year during the three-year period. For each performance component for which the target is achieved, the participants each earn “one point.” Thus, the LT Revenue Component is worth one point per year during the three-year performance period, the LT Book Value Component is worth one point per year during the three-year performance period, and the LT EBITDA Component is worth one point per year during the three-year performance period.

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The payout opportunity based on the number of total points earned during the three-year performance period is shown in the table below.

Number of Points Earned	Percentage of Payout of the 2021 LT Multi-Year Award
0-3	0%
4	50%
5	60%
6	75%
7	100%
8	110%
9	125%

Each component of the 2021 LTI Multi-Year Award is evaluated independently of the other components during each year of the performance.  During fiscal year 2021, the Compensation Committee determined that in connection with the 2021 LTI Multi-Year Award, the RSU award would be granted in the first year of the three-year period but would not vest until the end of the period, with such vesting based on the number of points earned.

Summary Compensation Table

The following table sets forth certain compensation awarded to, earned by or paid to (i) any individuals serving as our Chief Executive Officer during fiscal year 2023 and (ii) our two other most highly compensated executive officers serving as executive officers at the end of fiscal year 2023 Mr. Miranda was the only other individual serving as an executive officer at the end of fiscal year 2023.

Name and Position	Fiscal Year	Salary ($)		Stock Awards ($) (1)		Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation Compensation ($) (3)	Total ($)
(a)	(b)	(c)		(e)		(f)	(g)	(i)	(j)
Shmuel Rubin	2023	$360,500	(4)	$171,765	(4)	—	—	$21,457	$553,722
President & Chief Executive Officer	2022	$357,269	(4)	$79,742	(4)	—	—	$14,920	$451,931
Albert Miranda	2023	$231,750	(5)	$78,959	(5)	—	—	$19,445	$330,154
Chief Financial Officer	2022	$229,673	(5)	$34,619	(5)	—	—	$10,002	$274,294

Notes:

(1)

For valuation assumptions on stock awards refer to Note 9 to the Consolidated Financial Statements of our Annual Report on Form 10-K for fiscal year 2023. The disclosed amounts reflect the fair value of the RSU awards that were earned during the fiscal years ended June 30, 2023 and 2022 in accordance with FASB ASC Topic 718.

(2)

For valuation assumptions on stock option awards refer to Note 9 to the Consolidated Financial Statements of our Annual Report on Form 10-K for fiscal year 2023. The disclosed amounts reflect the fair value of the stock option awards that were earned during the fiscal years ended June 30, 2023 and 2022 in accordance with FASB ASC Topic 718.

(3)

“All Other Compensation,” as defined by SEC rules does not include the amounts that qualify under the applicable de minimis rule for all periods presented. The de minimis rules does not require reporting of perquisites and other compensation that totals less than $10,000 in the aggregate. For fiscal year 2023 and 2022, the nature of these compensatory items includes our contribution toward the premium costs for employee and dependent medical, life, and disability income insurances, benefits generally available to our employees, vacation buyout, and the Company’s match on contributions under the 401k plan.

(4)

Mr. Rubin’s base salary was 65% and 79% of his total compensation for fiscal years 2023 and 2022, respectively. For fiscal year 2023, Mr. Rubin was granted an RSU Award in connection with the 2023 Retention RSU Award and was also granted an RSA Award in lieu of an adjustment to his cash compensation. For fiscal year 2022, Mr. Rubin was granted an RSU award in connection with the 2022 Retention RSU Award. The amounts in the table reflect the fair value of these awards in accordance with FASB ASC Topic 718. For additional information with respect to this grant, including the vesting schedules, please see “Discussion of Summary Compensation Table of Named Executive Officers” below.

(5)

Mr. Miranda’s base salary was 70% and 84% of his total compensation for fiscal years 2023 and 2022, respectively. For fiscal year 2023, Mr. Miranda was granted an RSU Award in connection with the 2023 Retention RSU Award and was also granted an RSA Award in lieu of an adjustment to his cash compensation. For fiscal year 2022, Mr. Miranda was granted an RSU award in connection with the 2022 Retention RSU Award. The amount in the table reflects the fair value of this award in accordance with FASB ASC Topic 718. For additional information with respect to these grants, including the vesting schedules, please see “Discussion of Summary Compensation Table of Named Executive Officers” below.

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Narrative Discussion of Summary Compensation Table of  Named Executive Officers

The following is a narrative discussion of the material information that we believe is necessary to understand the information disclosed in the foregoing Summary Compensation Table.  The following narrative disclosure is separated into sections, with a separate section for each of our named executive officers.

With respect to fiscal year 2023, each named executive officer received a base salary and certain named executive officers were eligible for a 2023 STI Award, a 2023 Retention RSU Award, and a 2023 TSR Award.  Information on the specific components of executive compensation for fiscal year 2023 can be found above under the heading “2023 Incentive Program.”  With respect to fiscal year 2022, each named executive officer received a base salary and certain named executive officers were eligible for a 2022 STI Award, a 2022 Retention RSU Award, and a 2022 TSR Award.  Information on the specific components of executive compensation for fiscal year 2022 can be found above under the heading “2022 Incentive Program.”

Additional details regarding the awards granted to each named executive officer is set forth below.

Shmuel Rubin

				Compensation Expense (1)
				Actual	Actual	Projected	Projected	Projected
Grant	Number	Number of		Fiscal 2022	Fiscal 2023	Fiscal 2024	Fiscal 2025	Fiscal 2026
Date	of Shares	Vested Shares		$	$	$	$	$
Stock Option Grants
2/24/2020	225,000	150,000	(2)	$43,997	$53,118	$38,466	$-	$-

RSUs
2/24/2020	100,000	50,000	(3)	$23,169	$42,470	$40,538	$-	$-
1/28/2021	19,303	-	(4)	-	-	-	-	-
11/11/2021	42,416	14,139	(5)	17,723	26,581	26,579	8,859	-
11/17/2022	67,219	-	(5)	-	17,926	26,887	26,888	8,962
				$40,892	$86,977	$94,004	$35,747	$8,962

RSAs
1/2/2023	12,118	6,058	(6)	$-	$11,090	$3,694	$-	$-

(1)	Compensation expense for grants of stock options, RSUs and RSAs are recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)

Represents the number of shares vested as of June 30, 2023. On each of the first, second, and third anniversaries of the grant date, 50,000 shares underlying the stock option vests, with the remaining 75,000 shares underlying the stock option vesting on the fourth anniversary of the grant date.

(3)	Represents the number of shares vested as of June 30, 2023. One-half of the RSUs granted vest on each of the third and fourth anniversaries of the grant date.
(4)

Performance-based vesting contingent upon on the achievement of criteria associated with the 2021 LTI Multi-Year award; criteria not met as of June 30, 2023, which is the end of the measurement period, therefore these awards will not vest.

(5)	Represents the number of shares vested as of June 30, 2023. One-third of the RSUs granted vest on each of the first, second and third anniversaries of the grant date.
(6)

Represents the number of shares vested as of June 30, 2023. One-fourth of the RSAs granted vested immediately, and one-fourth vest at the beginning of each of the second, third and fourth calendar quarters.

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Albert Miranda

				Compensation Expense (1)
				Actual	Actual	Projected	Projected	Projected
Grant	Number	Number of		Fiscal 2022	Fiscal 2023	Fiscal 2024	Fiscal 2025	Fiscal 2026
Date	of Shares	Vested Shares		$	$	$	$	$
Stock Option Grants
4/19/2021	75,000	37,500	(2)	$32,727	$32,727	$32,727	$24,545	$-

RSUs
11/11/2021	18,415	6,138	(3)	$7,693	$11,539	$11,541	$3,846	$-
11/17/2022	29,183	-	(3)	-	7,783	11,674	11,672	3,890
				$7,693	$19,322	$23,215	$15,518	$3,890

RSAs
1/2/2023	7,790	3,894	(4)	$-	$7,130	$2,374	$-	$-

(1)	Compensation expense for grants of stock options or RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)	The number of shares vested are as of June 30, 2023. One-fourth of the stock option shares vest on each of the first, second, third and fourth anniversaries of the grant date.
(3)	Represents the number of shares vested as of June 30, 2023. One-third of the RSUs granted vest on each of the first, second and third anniversaries of the grant date.
(4)

Represents the number of shares vested as of June 30, 2023. One-fourth of the RSAs granted vested immediately, and one-fourth vest at the beginning of each of the second, third and fourth calendar quarters.

Employment Agreement

In connection with Mr. Miranda’s appointment, we entered into an employment agreement with Mr. Miranda on April 19, 2021 (the “Miranda Employment Agreement”). Pursuant to the Miranda Employment Agreement, Mr. Miranda served as Vice President of Finance beginning on April 19, 2021 until May 7, 2021, at which time, Mr. Miranda transitioned into the role of Chief Financial Officer. The Miranda Employment Agreement does not provide for a specified term of employment and Mr. Miranda’s employment is on an at-will basis. Mr. Miranda will receive an initial annual base salary of $225,000, payable in equal bi-weekly installments, and is eligible to participate in all of our bonus, incentive compensation, and performance based compensation plans, including, but not limited to, the Incentive Plan, under which our executive officers are eligible to earn incentive compensation consisting of cash and/or equity awards based upon the achievement of certain individual and/or performance goals set by the Compensation Committee.

Mr. Miranda is eligible to participate in our employee benefit, welfare, and other plans, as may be maintained by us from time to time. We agreed to provide a relocation allowance of up to $10,000 payable by us on receipt of relocation expense receipts. The total period for relocation reimbursement concludes six months from the effective date of the Miranda Employment Agreement; however, exceptions may be granted by the Compensation Committee. Mr. Miranda must reimburse the Company a prorated portion of all expenses paid by us if he leaves us for any reason other than death, disability, or discharge without cause within twelve (12) months of his relocation.

Pursuant to the Miranda Employment Agreement, we granted Mr. Miranda an option to purchase up to 75,000 shares of Class A common stock, having an exercise price per share equal to the greater of (i) our book value per share on that date or (ii) 115% of the closing bid price of the Class A common stock as reported on the NCM on the grant date. The stock options will have a four-year vesting period with 25% vesting each year. The option award will have a ten-year term, subject to earlier expiration as provided in the Incentive Plan or the option agreement, as defined below. The option award will be in all respects subject to the Incentive Plan and any amendments thereto, and the option award.

Potential Payments Upon Termination or Change-of-Control

Neither Mr. Rubin nor Mr. Miranda are entitled to any payments upon termination or change-of-control.

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Outstanding Equity Awards at Fiscal Year-End

	Option Awards				RSU & RSA Awards
(a)	(b)	(c)	(e)	(f)	(g)	(h)
Name	Number of	Number of	Option	Option	Number of	Market	Vesting
	Securities	Securities	Exercise	Expiration	Shares or	Value of	Schedule
	Underlying	Underlying	Price ($)	Date	Units of	Shares or
	Unexercised	Unexercised			Stock That	Units of
	Options (#)	Options (#)			Have Not	Stock
	Exercisable	Unexercisable			Vested	That
						Have Not
						Vested
Shmuel Rubin	150,000	75,000	$1.58				50,000 shares/yr for 3 yrs; 75,000 shares on 4th anniversary
				2/24/2030	50,000	$ 67,500	50,000 shares vest on 3rd and 4th anniversary
				11/11/2031	28,277	$ 38,174	3 years, 1/3 per year
				11/17/2032	67,219	$ 90,746	3 years, 1/3 per year
				1/1/2033	6,058	$ 8,178	1 year, 25% per quarter
Albert Miranda	37,500	37,500	$3.02	4/19/2031			25%/yr for 4 yrs
				11/11/2031	12,277	$16,574	3 years, 1/3 per year
				11/17/2032	29,183	$39,397	3 years, 1/3 per year
				1/1/2033	3,894	$5,257	1 year, 25% per quarter

The stock options were issued pursuant to the Incentive Plan and have a ten-year life. The options will terminate 90 days after termination of employment, or in the case of termination due to death or permanent disability, the options will terminate one year after the date of termination.

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DIRECTOR COMPENSATION

Director Compensation

The table below summarizes the compensation paid by us to non-employee directors for fiscal year 2023.

	Fees Earned or		Stock	All Other	Total
Name (1)	Paid in Cash		Awards	Compensation	($)
	($)(2)		($)(4)	($)
(a)	(b)		(c)	(g)	(h)
M. Scott Faris, Chair	$46,500		$60,000	$-	$106,500
Louis Leeburg	$50,500		$60,000	$-	$110,500
Sohail Khan	$19,000	(3)	$60,000	$-	$79,000
Craig Dunham	$20,000	(3)	$60,000	$-	$80,000
Dr. Joseph Menaker	$36,000		$60,000	$-	$96,000
Darcie Peck	$36,000		$60,000	$-	$96,000
S. Eric Creviston	$39,000		$60,000	$-	$99,000

(1)

Shmuel Rubin, our President and Chief Executive Officer during fiscal year 2023, is not included in this table as he was an employee and, thus, received no compensation for his services as a director. The compensation received by Mr. Rubin as an employee is disclosed in the Summary Compensation Table on page 26.

(2)

Total fees earned for fiscal year 2023 includes all fees earned, including earned but unpaid fees. The amounts of unpaid fees for each director as of June 30, 2023, were as follows: Mr. Faris - $13,750, Mr. Leeburg - $11,000, Dr. Menaker - $9,000, Ms. Peck - $9,000 and Mr. Creviston - $10,000.

(3)	Mr. Khan and Mr. Dunham retired during fiscal 2023, and were compensated through the last quarter they served as directors.

(4)

The table reflects the fair value amount for RSUs granted for the fiscal year ended June 30, 2023, in accordance with ASC Topic 718. The directors were entitled to a restricted stock award equal to $60,000. The Company has a policy of granting performance-related stock options and RSUs at the greater of the closing bid price of our Class A common stock on the grant date or the book value per share of our Class A common stock as of the end of the most recent fiscal quarter. The fiscal year 2023 director award of 50,847 RSUs was based on the closing bid price of our Class A common stock on the grant date, or $1.18.

Discussion of the Summary Compensation Table of Directors

The following is a discussion of the material information that we believe is necessary to understand the information disclosed in the Summary Compensation Table. We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties as a director as well as the skill-level required by us of members of our Board. For fiscal year 2023, the cash and stock-based incentive compensation awarded to directors remained essentially at the same levels set in fiscal year 2022, with the exception of the Chair fee, which was reduced from $60,000 annually to $15,000 annually. The annual cash portion of the directors’ compensation remained at $36,000 and the annual value of restricted stock awards remained at $60,000. For fiscal year 2024, the cash and stock-based incentive compensation awarded to directors is expected to remain at the same levels set in fiscal 2023.

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Cash Compensation Paid to Board Members

During fiscal year 2023, directors received a monthly retainer of $3,000 per month. There are no meeting attendance fees paid unless, by action of the Board, such fees are deemed advisable due to a special project or other effort requiring extra-normal commitment of time and effort. Additionally, fees are paid to the Chair of the Board and Committee Chairs for their additional responsibilities in overseeing their respective functions. Due to mid-year director appointments and committee changes, certain fees were pro-rated for fiscal year 2023. The following table sets forth the annual fees paid to each director for fiscal year 2023:

	Board Fee	Chair Fee	Committee Chair Fee	Total Fees Earned for Fiscal Year 2023
M. Scott Faris	$36,000	$7,500	$3,000	$46,500
Louis Leeburg	$36,000	$7,500	$7,000	$50,500
Sohail Khan	$18,000		$1,000	$19,000
Craig Dunham	$18,000		$2,000	$20,000
Dr. Joseph Menaker	$36,000			$36,000
Darcie Peck	$36,000			$36,000
S. Eric Creviston	$36,000		$3,000	$39,000
Shmuel Rubin (1)	$-			$-

(1)	Mr. Rubin did not receive any compensation for his service as a director because he is also an employee.

Stock Option/Restricted Stock Program

All directors are eligible to receive equity incentives under the Incentive Plan, including stock options, restricted stock awards, or RSUs. In fiscal year 2023, the following directors received grants under the Incentive Plan:

	Restricted Stock Units
Name of Director (1)	Number of Units Granted	Grant Date	Fair Value Per Share
M. Scott Faris, Chair	50,847	11/17/2022	$1.18
Louis Leeburg	50,847	11/17/2022	$1.18
Sohail Khan	50,847	11/17/2022	$1.18
Craig Dunham	50,847	11/17/2022	$1.18
Dr. Joseph Menaker	50,847	11/17/2022	$1.18
Darcie Peck	50,847	11/17/2022	$1.18
S. Eric Creviston	50,847	11/17/2022	$1.18
	355,929

(1)	Mr. Rubin did not receive any compensation for his service as a director because he is also an employee.

Additional details regarding the RSUs granted to each director, other than Mr. Rubin, is set forth below.

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M. Scott Faris

RSUs				Compensation Expense (1)
				Actual	Actual	Projected
Grant	Number	Number of		Fiscal 2022	Fiscal 2023	Fiscal 2024
Date	of Shares	Vested Shares		$	$	$
11/15/2018	32,787	32,787	(2)	$6,665	$-	$-
11/14/2019	48,000	48,000	(2)	9,840	3,279	-
11/12/2020	22,222	14,815	(2)	19,999	20,002	6,664
11/11/2021	32,086	32,086	(3)	40,217	20,105	-
11/17/2022	50,847	-	(3)	-	40,679	20,338
				$76,721	$84,065	$27,002

Positions:	Chair of the Board (effective December 20, 2022), Nominating and Corporate Governance Committee Chair (effective December 20, 2022)
Committees:	Finance Committee, Compensation Committee, Nominating and Corporate Governance Committee

(1)	Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)	The number of shares vested are as of June 30, 2023. One-third of the RSU shares vests on each of the first, second and third anniversaries of the grant date.
(3)	The number of shares vested are as of June 30, 2023. These RSU shares vest on the first anniversary of the grant date.

Louis Leeburg

RSUs				Compensation Expense (1)
				Actual	Actual	Projected
Grant	Number	Number of		Fiscal 2022	Fiscal 2023	Fiscal 2024
Date	of Shares	Vested Shares		$	$	$
11/15/2018	32,787	32,787	(2)	$6,665	$-	$-
11/14/2019	48,000	48,000	(2)	9,840	3,279	-
11/12/2020	22,222	14,815	(2)	19,999	20,002	6,664
11/11/2021	32,086	32,086	(3)	40,217	19,783	-
11/17/2022	50,847	-	(3)	-	40,679	20,338
				$76,721	$83,743	$27,002

Positions:

Chair of the Board (until December 20, 2022), Audit Committee Chair (effective November 17, 2022), Compensation Committee Chair (until November 17, 2022), Nominating and Corporate Governance Committee Chair (until December 20, 2022)

Committees:	Finance, Compensation and Nominating & Corporate Governance Committees

(1)	Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)	The number of shares vested are as of June 30, 2023. One-third of the RSU shares vests on each of the first, second and third anniversaries of the grant date.
(3)	The number of shares vested are as of June 30, 2023. These RSU shares vest on the first anniversary of the grant date.

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Sohail Khan

RSUs			Compensation Expense (1)
			Actual	Actual	Projected
Grant	Number	Number of	Fiscal 2022	Fiscal 2023	Fiscal 2024
Date	of Shares	Vested Shares (2)	$	$	$
11/15/2018	32,787	32,787	$6,665	$-	$-
11/14/2019	48,000	48,000	9,840	3,279	-
11/12/2020	22,222	22,222	19,999	26,666	-
11/11/2021	32,086	32,086	40,217	19,783	-
11/17/2022	50,847	50,847	-	61,016	-
			$76,721	$110,744	$-

Positions:	Finance Committee Chair (until November 17, 2022)
Committees:	Finance and Nominating & Corporate Governance Committees (until November 17, 2022)

(1)	Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)	The number of shares vested are as of June 30, 2023. All unvested shares vested upon Mr. Khan’s retirement as of November 23, 2022.

Craig Duhnam

RSUs			Compensation Expense (1)
			Actual	Actual	Projected
Grant	Number	Number of	Fiscal 2022	Fiscal 2023	Fiscal 2024
Date	of Shares	Vested Shares (2)	$	$	$
11/15/2018	32,787	32,787	$6,665	$-	$-
11/14/2019	48,000	48,000	9,840	3,279	-
11/12/2020	22,222	22,222	19,999	26,666	-
11/11/2021	32,086	32,086	40,217	19,783	-
11/17/2022	50,847	50,847	-	61,016	-
			$76,721	$110,744	$-

Positions:	Audit Committee Chair (until November 17, 2022)
Committees:	Audit Committee (until November 17, 2022), Nominating and Corporate Governance Committee (until November 17, 2022)

(1)	Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)	The number of shares vested are as of June 30, 2023. All unvested shares vested upon Mr. Dunham’s retirement as of November 19, 2022.

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Dr. Joseph Menaker (1)

RSUs				Compensation Expense (2)
				Actual	Actual	Projected
Grant	Number	Number of		Fiscal 2022	Fiscal 2023	Fiscal 2024
Date	of Shares	Vested Shares		$	$	$
11/15/2018	32,787	32,787	(3)	$6,665	$-	$-
11/14/2019	48,000	48,000	(3)	9,840	3,279	-
11/12/2020	22,222	14,815	(3)	19,999	20,002	6,664
11/11/2021	32,086	32,086	(4)	40,217	19,783	-
11/17/2022	50,847	-	(4)	-	40,679	20,338
				$76,721	$83,743	$27,002

Committees:	Audit Committee, Finance Committee

(1)

Dr. Menaker served as a consultant to the Board from March 2018 until November 2018, when he was appointed as a director. During the time period Dr. Menaker served as a consultant to the Board, he earned compensation equivalent to the compensation paid to the directors. The amounts disclosed include the compensation he earned as a consultant and director.

(2)	Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(3)	The number of shares vested are as of June 30, 2023. One-third of the RSU shares vests on each of the first, second and third anniversaries of the grant date.
(4)	The number of shares vested are as of June 30, 2023. These RSU shares vest on the first anniversary of the grant date.

Darcie Peck (1)

RSUs				Compensation Expense (2)
				Actual	Actual	Projected
Grant	Number	Number of		Fiscal 2022	Fiscal 2023	Fiscal 2024
Date	of Shares	Vested Shares		$	$	$
11/14/2019	48,000	48,000	(3)	$9,840	$3,279	$-
11/12/2020	22,222	14,815	(3)	19,999	20,002	6,664
11/11/2021	32,086	32,086	(4)	40,217	19,783	-
11/17/2022	50,847	-	(4)	-	40,679	20,338
				$70,056	$83,743	$27,002

Committees:	Audit Committee, Compensation Committee

(1)

Ms. Peck served as a consultant to the Board from April 2019 until November 2019, when she was appointed as a director. During the time period Ms. Peck served as a consultant to the Board, she earned compensation equivalent to the compensation paid to the directors. The amounts disclosed include the compensation she earned as a consultant and director.

(2)	Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(3)	The number of shares vested are as of June 30, 2023. One-third of the RSU shares vests on each of the first, second and third anniversaries of the grant date.
(4)	The number of shares vested are as of June 30, 2023. These RSU shares vest on the first anniversary of the grant date.

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S. Eric Creviston

RSUs				Compensation Expense (1)
				Actual	Actual	Projected
Grant	Number	Number of		Fiscal 2022	Fiscal 2023	Fiscal 2024
Date	of Shares	Vested Shares		$	$	$
6/25/2021	15,328	9,631	(2)	$16,516	$15,723	$5,238
11/11/2021	32,086	32,086	(3)	40,217	19,783	-
11/17/2022	50,847	-	(3)	-	40,679	20,338
				$56,733	$76,185	$25,576

Positions:	Finance Committee Chair (effective November 17, 2022)
Committees:	Compensation Committee, Finance Committee

(1)	Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)

The number of shares vested are as of June 30, 2023. Mr. Creviston received a pro-rated grant based on the date he was appointed to the Board. The RSU shares vest on the first, second and third anniversaries of the fiscal year 2021 director grant date, November 12, 2020, with the first vesting prorated at 3,934 shares and the second and third vesting each at 5,697 shares.

(3)	The number of shares vested are as of June 30, 2023. These RSU shares vest on the first anniversary of the grant date.

EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information

The following table sets forth as of June 30, 2023, the end of our most recent fiscal year, information regarding (i) all compensation plans previously approved by our stockholders and (ii) all compensation plans not previously approved by our stockholders:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted average exercise and grant price of outstanding options, warrants and rights (2)	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	2,232,417	$1.66	1,633,538

Equity compensation plans not approved by security holders	—	—	—

(1)

Represents the number of underlying shares of Class A common stock associated with outstanding stock options and outstanding RSUs and RSAs that have been granted, but not yet issued, pursuant to either the Amended and Restated Omnibus Incentive Plan or the Incentive Plan, as applicable.

(2)

Represents weighted-average exercise price of stock options outstanding under the Amended and Restated Omnibus Incentive Plan or the Incentive Plan, as applicable. The weighted-average exercise price includes the RSU and RSA awards at the issue date stock price.

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Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance of our Company for each of the last two completed fiscal years.  In determining the “compensation actually paid” to our named executive officers (“NEOs”), including our principal executive officer (“PEO”), we are required to make various adjustments to amounts that have previously been reported in the Summary Compensation Table in previous years, as the SEC’s calculation method for this section differs from those required in the Summary Compensation Table.

Pay Versus Performance Table

The table below presents information on the compensation of our NEOs in comparison to certain performance metrics for 2023 and 2022. The metrics are not those that the Compensation Committee of our Board uses when setting executive compensation. The use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules. Neither CAP nor the total amount reported in the Summary Compensation Table reflect the amount of compensation actually paid, earned or received during the applicable year.  Per SEC rules, CAP was calculated by adjusting the Summary Compensation Table total values for the applicable years.

Year (1)	Summary Compensation Table Total for PEO (2)	Compensation Actually Paid to PEO (3)	Average Summary Compensation Table Total for non-PEO Named Executive Officers (4)	Average Compensation Actually Paid to non-PEO Named Executive Officers (5)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (6)	Net Income (Loss) (7)
2023	$553,722	$471,624	$330,154	$285,463	$53.94	$(4,046,871)
2022	$451,931	$359,717	$274,294	$262,325	$48.43	$(3,542,181)

(1)	Data presented for our last two fiscal years in compliance with Item 402(v)(8).

(2)	Represents total compensation to Shmuel Rubin, who served as our Chief Executive Officer and sole PEO during 2023 and 2022.

(3)

The dollar amounts reported in this column represent the average amount of “compensation actually paid” to Mr. Rubin, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to Mr. Rubin during the applicable year. The following adjustments were made to Mr. Rubin’s total compensation for each year to determine “compensation actually paid” in accordance with SEC regulations:

	Adjustments to Determine CAP for PEO
Fiscal Year	2023	2022
Average Total from Summary Compensation Table	$553,722	$451,931
(-) Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(171,765)	(79,742)
(+) Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	100,389	52,172
(+) / (-) Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(15,421)	(64,644)
(+) / (-) Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	4,699	—
Compensation Actually Paid	$471,624	$359,717

(4)	Represents the total compensation to Albert Miranda, who served as our Chief Financial Officer and sole Non-PEO named executive officer during 2023 and 2022.

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(5)

The dollar amounts reported in this column represent the average amount of “compensation actually paid” to Mr. Miranda, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to Mr. Miranda during the applicable year. The following adjustments were made to the Non-PEO NEO total compensation for each year to determine “compensation actually paid” in accordance with SEC regulations:

	Adjustments to Determine CAP for non-PEO NEO
Fiscal Year	2023	2022
Average Total from Summary Compensation Table	$330,154	$274,294
(-) Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(78,959)	(34,619)
(+) Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	45,315	22,650
(+) / (-) Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(6,261)	—
(+) / (-) Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(4,786)	—
Compensation Actually Paid	$285,463	$262,325

(6)

As we have not paid dividends, cumulative total shareholder return ("TSR") is calculated by dividing $100 by the last closing price in fiscal year 2021 to obtain a number of shares, and multiplying that number of shares by the closing price on the last trading day of the relevant measurement period.

(7)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited consolidated financial statements for the applicable year.

Relationship Disclosure to Pay Versus Performance Table

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Cumulative TSR

The following chart sets forth the relationship between compensation actually paid to the PEO and the NEO, compared to our cumulative TSR for each the years presented:

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Compensation Actually Paid and Net Income (Loss)

The following chart sets forth the relationship between compensation actually paid to the PEO and the NEO, compared to our net loss reported in our most recent 10-K filings for each of the years presented:

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PROPOSAL 2 – APPROVAL OF THE INCREASE TO THE AUTHORIZED SHARES OF COMMON STOCK

What Am I Voting On?

Stockholders are being asked to approve, the amendment of the LightPath Technologies, Inc. Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000;

Voting Recommendation

FOR the approval of the amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock.

Summary

The Board has unanimously adopted and is submitting for stockholder approval an amendment to our Certificate of Incorporation, as amended, to increase the authorized number of shares of common stock from 50,000,000 shares to 100,000,000 shares (the “Authorized Share Increase Amendment”). Approval of this proposal would grant the Board the discretion to effect the Authorized Share Increase Amendment.

We are currently authorized to issue 50,000,000 shares of common stock (of which 44,500,000 shares have been designated as Class A common stock, the only class of our common stock that is outstanding), which are less than the Board believes is necessary for the Company’s foreseeable future needs. The Board has approved and recommended an amendment to our Certificate of Incorporation to increase the authorized number of shares of our common stock from 50,000,000 to 100,000,000. Our Board believes this number of authorized shares of common stock will provide the Company sufficient shares of authorized capital available to be issued for any proper corporate purpose without further stockholder action.

If the Authorized Share Increase Amendment is approved and implemented, the number of shares available for future issuance would be increased compared to what it otherwise would have been. This means that the Company would have more shares available for such purposes as common stock sales, mergers or acquisitions using our common stock  as consideration, and common stock available for compensatory purposes for our employees, directors and consultants. It would also increase the number of shares that could be issued in defense of a take-over of our Company.

If the stockholders approve the Authorized Share Increase Amendment, the Company will file with the Secretary of State of the State of Delaware a certificate of amendment to our Certificate of Incorporation relating to the increase in number of authorized shares of common stock. The Authorized Share Increase Amendment will become effective at the time and on the date of the filing of, or at such later time as is specified in, the certificate of amendment. The form of amendment to our Certificate of Incorporation, which is approved by voting “FOR” the Authorized Share Increase Amendment is attached to this proxy statement as Appendix B.

Required Vote of Stockholders

Proposal 2 will be adopted by a plurality of the votes of the shares present in person or by proxy and entitled to vote at the Annual Meeting.

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PROPOSAL 3 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

What Am I Voting On?

                Stockholders are being asked to approve, on a non-binding, advisory basis, the compensation of our named executive officers.

Voting Recommendation

                FOR the non-binding, advisory vote to approve the executive compensation of our named executive officers disclosed in this Proxy Statement under the section titled “executive compensation,” including the compensation tables and other narrative execution compensation disclosures therein, required by Item 402 of SEC Regulation S-K.

Summary

We believe executive compensation is an important matter for our stockholders. A fundamental principle of our executive compensation philosophy and practice continues to be to pay for performance. An executive officer’s compensation package is comprised of two components: (i) a base salary, which reflects individual performance and expertise and (ii) short-term and long-term incentive awards, tied to the achievement of certain performance goals that the Compensation Committee establishes from time to time for us. We believe that this type of compensation program is consistent with our strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. We urge you to read this Proxy Statement for additional details on our executive compensation, including our compensation philosophy and objectives and the fiscal year 2023 compensation of the named executive officers.

This proposal, commonly known as a “say-on-pay” proposal, gives you as a stockholder the opportunity to endorse or not endorse our executive pay philosophy, policies, and procedures. This vote is intended to provide an overall assessment of our executive compensation program rather than focus on any specific item of compensation. Given the information provided above and elsewhere in this Proxy Statement, the Board asks you to approve the following resolution:

“RESOLVED, that the Company’s stockholders approve the compensation of the Company’s named executive officers described in the Proxy Statement under the section titled “Executive Compensation”, including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Regulation S-K.”

As an advisory vote, this proposal is non-binding on us. However, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Required Vote of Stockholders

Proposal 3 will be approved, on a non-binding advisory basis, if a majority of the shares present in person or represented by proxy and entitled to vote support the proposal. Abstentions will be treated as votes against the proposal. Broker non-votes will not be included in the votes cast and will not have an effect on the outcome of this proposal.

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PROPOSAL 4 – ADVISORY VOTE ON THE FREQUENCY OF STOCKHOLDER ADVISORY VOTES TO

APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

What Am I Voting On?

Stockholders are being asked to vote on the frequency of stockholder advisory votes to approve the compensation of our named executive officers.

Voting Recommendation

FOR “Every 1 year” for approval of the frequency of stockholder advisory votes to approve the compensation of our named executive officers.

Summary

Executive compensation is an important matter for the Company’s stockholders. Companies are required to provide a separate stockholder advisory vote once every six years to determine whether the stockholders’ say-on-pay vote should occur every year, every two years, or every three years. We are asking stockholders to vote on whether the say-on-pay vote should occur every year, every two years, or every three years. We believe that more frequent stockholder feedback on executive compensation is beneficial and that the say-on-pay advisory vote should occur every year.

As an advisory vote, this proposal is non-binding on the Company. However, the Board values the opinions of our stockholders and will consider the outcome of the vote when determining how often a say-on-pay advisory vote of the stockholders should be taken.

Required Vote of Stockholders

Proposal 4 will be adopted  by a plurality of the votes of the shares present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions will be treated as votes against the proposal. Broker non-votes will not be included in the votes cast and will not have an effect on the outcome of this proposal.

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PROPOSAL 5 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What Am I Voting On?

It is the responsibility of the Audit Committee to select and retain our independent registered public accounting firms.  Our Audit Committee has appointed MSL, as our independent registered public accounting firm for our fiscal year ending June 30, 2024.  Although stockholder ratification of the Audit Committee’s selection of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of MSL to stockholder ratification so that our stockholders may participate in this important corporate decision.  If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select different independent registered public accounting firm for us.

Representatives of MSL will be present at the Annual Meeting and will have an opportunity to make a statement and respond to questions from stockholders present at the meeting.

Voting Recommendation

FOR the ratification of the appointment of MSL as our independent registered public accounting firm.

Audit Fees

The following table presents fees paid or to be paid for professional audit services rendered by MSL for the audit of our annual consolidated financial statements during the years ended June 30, 2023 and 2022, review of interim condensed consolidated financial statements included in our quarterly reports during the years ended June 30, 2023 and 2022, and fees billed for other services rendered:

	Fiscal Year 2023	Fiscal Year 2022
Audit Fees (1)	$177,850	$180,800
Tax Fees (2)	28,000	25,000
All Other Fees (3)	25,910	22,750
Total All Fees (4)	$231,760	$228,550

(1)

Audit Fees consisted of fees billed for professional services rendered for the audit of our annual consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports, and review of other documents filed with the SEC within those fiscal years.

(2)	Tax fees consisted of fees billed for professional services rendered for the preparation and filing of our annual tax returns.
(3)

All Other Fees for fiscal year 2023 consist of fees billed for professional services related to the Prospectus filed on January 12, 2023, and due diligence procedures in connection with an acquisition. All Other Fees for fiscal year 2022 consist of fees billed for professional services related to the registration statement on Form S-3 filed on February 16, 2022.

(4)	There were no audit-related fees during fiscal year 2023 or fiscal year 2022.

The Audit Committee has adopted policies and procedures to oversee the external audit process including engagement letters, estimated fees and solely pre-approving all permitted audit and non-audit work performed by MSL, as applicable.  The Audit Committee has pre-approved all fees for audit, audit-related and non-audit work performed.

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for, among other things, reviewing and discussing the Company’s audited consolidated financial statements with management, discussing with our independent registered public accounting firm information relating to its judgments about the quality of our accounting principles, recommending to the Board that we include the audited consolidated financial statements in our Annual Report, and overseeing compliance with the SEC requirements for disclosure of auditors’ services and activities.

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Review of Audited Consolidated Financial Statements

The Audit Committee reviewed our consolidated financial statements for the fiscal year ended June 30, 2023, as audited by MSL, our independent registered public accounting firm, and discussed these consolidated financial statements with management. In addition, the Audit Committee has discussed with MSL the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”), as may be modified or supplemented. Furthermore, the Audit Committee has received the written disclosures and the letter from MSL required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence.

Generally, the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, or in determining auditor independence. However, the Board has determined that each member of the Audit Committee meets the independence criteria set forth in the applicable rules of the NCM and the SEC, and that all members of the Audit Committee, Mr. Leeburg, Mr. Menaker and Ms. Peck, qualify as “audit committee financial experts” as defined by SEC rules. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management. Accordingly, the Audit Committee's oversight does not currently provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations.

Recommendation

Based upon the foregoing review and discussion, the Audit Committee recommended to the Board that the audited consolidated financial statements for the fiscal year ended June 30, 2023, be included in our Annual Report for such fiscal year.

Audit Committee: Louis Leeburg, Chair Joseph Menaker Darcie Peck

OTHER BUSINESS

The Board is not aware of any other business to be considered or acted upon at the Annual Meeting other than that for which notice is provided in this Proxy Statement and the accompanying notice. In the event any other matters properly come before the Annual Meeting, it is expected that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

2023 ANNUAL REPORT ON FORM 10-K

Copies of our Annual Report for fiscal year 2023, which contains our Form 10-K for the fiscal year ended June 30, 2023, and consolidated financial statements, as filed with the SEC, have been included in this mailing. Additional copies may be obtained without charge to stockholders upon written request to Investor Relations at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. In addition, copies of this document, the Annual Report and all other documents filed electronically by us may be reviewed and printed from the SEC’s website at: http://www.sec.gov.

By Order of the Board of Directors, M. Scott Faris Chair Orlando, Florida September 25, 2023

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Appendix A

Nasdaq board diversity disclosure

The following table is presented in accordance with the requirements of, and in the format prescribed by, Nasdaq Rule 5606.*

Board diversity matrix (as of September 25, 2023)

Total number of Directors: 8
	Female	Male	Non-binary	Did not disclose gender
Part I: Gender identity
Directors	1	5	—	—
Part II: Demographic background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	5	—	—
Two or more races or ethnicities	—	—	—	—
LGBTQ+		—
Did not disclose demographic background		—

* Consistent with the instructions to the Nasdaq board diversity disclosure, a Director who self-identifies as more than one race or ethnicity is identified in each individual category in which he or she self-identifies, as well as in the “Two or more races or ethnicities” category.

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Appendix B

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF LIGHTPATH TECHNOLOGIES, INC.

Pursuant to Section 222 and 242 of the General Corporation Law of the State of Delaware, LightPath Technologies, Inc., a Delaware corporation (the “Company”) does hereby certify as follows:

1.

The name of the Company is LightPath Technologies, Inc. The Company was incorporated by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on June 15, 1992, which was subsequently amended by the filing of Certificates of Amendment to Certificate of Incorporation with the Secretary of State of the State of Delaware on October 2, 1995, November 12, 1997, February 28, 2003, and March 1, 2016 (collectively, the “Certificate of Incorporation”).

2.

The Certificate of Incorporation is hereby amended to increase the authorized shares of the Company’s common stock to 100,000,000 and Article FOURTH of the Company’s Certificate of Incorporation shall be amended as follows:

“The total number of shares of capital stock which the Corporation shall have authority to issue is One Hundred Five Million (105,000,000) shares, divided into One Hundred Million (100,000,000) shares of common stock, par value $0.01 per share, and Five Million (5,000,000) shares of preferred stock, par value $0.01 per share. The Board of Directors of the Corporation shall have the authority to issue such shares of common stock and preferred stock in one or more classes or series, with such voting powers, designations, preferences, and relative, participating, optional, or other special rights, if any, and such qualifications, limitations, or restrictions thereof, if any, as shall be provided for in a resolution or resolutions adopted by the Board of Directors of the Corporation and filed as a Certificate of Designations pursuant to Section 151(g) of the General Corporation Law of the State of Delaware.”

3.

The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Certificate of Incorporation of the Company and declaring said amendment to be advisable. The requisite stockholders of the Company have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.	This Certificate of Amendment to the Certificate of Incorporation shall be effective immediately upon filing.

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer on this ☑ day of September, 2023.

LightPath Technologies, Inc.

By:	/s/
Name:
Title:

45

PROXY

VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

LIGHTPATH TECHNOLOGIES, INC.

November 16, 2023

This Proxy is solicited and proposed by the Board of Directors of LightPath Technologies, Inc., which recommends that you vote FOR proposals 1, 2, 3, and 5 and FOR “Every 1 year” on proposal 4.

The undersigned hereby appoints M. Scott Faris as proxy and attorney-in-fact (the “Proxy”), with power of substitution, to represent and vote all shares of LightPath Technologies, Inc. Class A common stock which the undersigned is entitled to vote on all matters that may properly come before the Virtual Annual Meeting of Stockholders of LightPath Technologies, Inc. to be held on Thursday, November 16, 2023 at 11:00 a.m. EST (the “Annual Meeting”), or at any adjournment or postponement thereof.

This year’s Annual Meeting will be held in a virtual meeting format only. You can virtually attend the live webcast of the Virtual Annual Meeting at http://www.viewproxy.com/lightpath/2023/VM. For more information, refer to the Proxy Statement.

The Proxy shall have all the powers which the undersigned would possess if personally present at the Annual Meeting. The undersigned hereby revokes any prior proxy to vote at the Annual Meeting.

This proxy, when properly executed and returned, will be voted as specified herein by the undersigned. If no direction is made, this proxy will be voted in accordance with the recommendations of LightPath Technologies, Inc.’s Board of Directors. The Proxy is also authorized to vote on such other matters as may properly come before the Annual Meeting in accordance with their discretion.

IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of

Proxy Materials for the Virtual Annual Meeting:

The Annual Report & Proxy Statement are available at

http://www.viewproxy.com/lightpath/2023

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:			☒
Proposal 1: To approve the election of the Class III Directors.				Proposal 4: To approve, on a non-binding, advisory basis, the frequency of stockholder advisory votes to approve the compensation of our named executive officers.
The nominees are:	FOR	WITHHOLD
01 Shmuel Rubin	☐	☐		☐ FOR “EVERY 1 YEAR” ☐ FOR “EVERY 2 YEARS”
02 Kim Crider	☐	☐		☐ FOR “EVERY 3 YEARS” ☐ ABSTAIN

Proposal 2: Approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock.

☐ FOR        ☐ AGAINST        ☐ ABSTAIN

Proposal 3: To approve, on a non-binding, advisory basis, the compensation of our named executive officers disclosed in the proxy statement under the section titled “Executive Compensation” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K.

☐ FOR        ☐ AGAINST        ☐ ABSTAIN

Proposal 5: To ratify the selection of MSL, P.A., as our independent registered public accounting firm for the fiscal year ending June 30, 2024.

☐ FOR        ☐ AGAINST        ☐ ABSTAIN

The Proxy is authorized to vote on such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

If you plan to attend the Annual Meeting, please check here ☐

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS SPECIFIED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE SHARES WILL BE VOTED IN ACCORDANCE WITH BOARD OF DIRECTORS’ RECOMMENDATIONS.

The undersigned hereby  acknowledges  receipt  of  the  Notice  of  Virtual Annual Meeting of Stockholders of the Company, the Proxy Statement dated September 25, 2023, and a copy of the Company’s Annual Report on Form 10-K for the year ended June 30, 2023.

Date:                                                                                            , 2023

Signature:

Signature (Joint Owners):

NOTE: Signature should agree with name on stock certificate as printed hereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing.

CONTROL NUMBER
PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. THANK YOU.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

As a stockholder of LightPath Technologies, Inc. you have the option of voting your shares electronically through the Internet  or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Standard Time, on November 15, 2023.

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Proxy on the Internet: Go to www.AALvote.com/LPTH Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call.

Follow the voting instructions to vote your shares.

MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.